Exhibit 10.165

LEASEHOLD MORTGAGE AND SECURITY AGREEMENT

This property is located within the program area and is exempt from the requirements of 765 ILCS 77/70 et. seq. because it is a commercial property.

Property Address:	1110 Willow Road, Northbrook, IL 60062

PIN:	04-23-107-009-0000

Date:	As of December 3, 2021

Borrowers:	LF3 NORTHBROOK, LLC f/k/a APF Northbrook, LLC, an Illinois limited liability company (“LF3”) and LF3 NORTHBROOK TRS, LLC, a Delaware limited liability company (“TRS”)

Borrower’s Notice Address:	1635 43rd Street South, Suite 205 Fargo, North Dakota 58103

Lender:	ACCESS POINT FINANCIAL, LLC, a Delaware limited liability company.

Lender’s Notice Address:	1 Ravinia Drive, Suite 900 Atlanta, Georgia 30346

Note Amount:	$6,450,000.00

Exhibit A:	Attached hereto and incorporated herein by reference.

This document prepared by	G. Wilson Horde III, Esq. and
when recorded return to:
Burr & Forman, LLP
171 17th Street NW,
Suite 1100
Atlanta, Georgia 30363

LEASEHOLD MORTGAGE AND SECURITY AGREEMENT

THIS LEASEHOLD MORTGAGE AND SECURITY AGREEMENT (hereinafter referred to as "Mortgage"), made to be effective as of the 3rd day of December, 2021, by and among LF3 NORTHBROOK, LLC f/k/a APF Northbrook, LLC, an Illinois limited liability company ("LF3") and LF3 NORTHBROOK TRS, LLC, a Delaware limited liability company ("TRS"), whose principal place of business is located at 1635 43rd Street South, Suite 205, Fargo, ND 58103 (LF3 and TRS hereinafter collectively referred to as the "Borrower"), and ACCESS POINT FINANCIAL, LLC, a Delaware limited liability company as mortgagee, having an address at 1 Ravinia Drive, Suite 900, Atlanta, Georgia 30346 ("Lender").

WITNESSETH, that for and in consideration of the sum of Ten and Noll 00 Dollars ($10.00) and other valuable considerations, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Borrower hereinafter set forth, the parties hereto agree as follows:

1.	Definition of Terms. As used herein, the following terms shall have the following meanings:

1.1Borrower's Notice Address_:_ 165 43rd Street South, Suite 205,

1.2Casualty: as defined in Paragraph 5.1.

1.3Contested Sum:_ as defined in clause (e) of Paragraph 4.1.

1.4Events of Default: as defined in Paragraph 7.1.

1.5Franchise Agreement: that certain Sheraton Relicensing Franchise Agreement to be executed in December, 2021 by and between TRS and Franchisor.

1.6Franchisor: Marriott International, Inc.

1.7Improvements: all buildings, structures, and other improvements now or hereafter existing, erected or placed on the Land, or in any way used in connection with the use, enjoyment, occupancy or operation of the Land or any portion thereof; all fixtures and other articles of every kind and nature whatsoever now or hereafter owned by Borrower and used or procured for use in connection with the operation and maintenance of the Realty or Personalty.

1.8In its Sole Unfettered Discretion: as defined in Paragraph 9.8.

1.9Insurance Premiums: as defined in Paragraph 4.3.

1.10Insurance Proceeds: as defined in clause (a) of Paragraph 5.3.

1.11	Laws: as defined in clause (c) of Paragraph 4.2.

1.12Land: the land described in Exhibit "A" attached hereto, together with all estate, title, interest, title reversion rights, rents, increases, issues, profits, rights of way or uses, additions, accretions, servitudes, gaps, gores, liberties, privileges, water rights, water courses, alleys, streets, passages, ways, vaults, adjoining strips of ground, licenses, tenements, franchises, hereditaments, rights, appurtenances and easements, now or hereafter owned by Borrower and existing, belonging or appertaining to the Land, all claims or demands whatsoever of Borrower therein or thereto, either in law or in equity, in possession or in expectancy, and all estate, right, title and interest of Borrower in and to all streets, roads and public places opened or proposed, now or appertaining to, the Land.

1.13Leases: all leases, tenancies, licenses, subleases, assignments and/or rental or occupancy agreements and other agreements or arrangements (including, without limitation, any and all guarantees of any of the foregoing) heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Property and the Improvements, including any extensions, renewals, modifications or amendments thereof (collectively, the "Leases") and all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other payment and consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Property and the Improvements, including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars (including, without limitation, service charges for employees and staff), mini bars, meeting rooms, banquet rooms, apartments, parking, and recreational facilities, health club membership fees, food and beverage wholesale and retail sales, service charges, convention services, special events, audio-visual services, boat cruises, travel agency fees, telephone charges, laundry services, vending machines and otherwise, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the possession, use and occupancy of all or any portion of the Property and the Improvements or personalty located thereon, or rendering of services by Borrower or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space, and charges for services such as room service, telecommunication and video, electronic mail, internet connection and other communications and ente1iainment services), license, lease, sublease and concession fees and rentals, and proceeds, if any, from business interruption or other loss of income insurance and any other items of revenue which would be included in operating revenues under the Uniform System of Accounts for Lodging Industry, current edition (the "Rents"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Secured Debt, however to the right power, and authority (the "License") granted Borrower herewith to collect and apply the Rents as provided herein.

1.14Loan Agreement: a certain Loan Agreement between Borrower and Lender and all modifications or amendments thereto or extensions thereof.

1.15Lease Assignment: a certain Assignment of Rents and Leases between Borrower and Lender and all modifications or amendments thereto or extensions thereof.

1.16Loan Documents: this Mortgage, the Note, the Loan Agreement, the Lease Assignment, and any and all other documents or instruments related thereto or to the Secured Debt now given by or on behalf of Borrower to Lender.

1.17Maturity Date: December 5, 2024, subject to extension as provided in the "Note" (as hereafter defined).

1.18Note: a ce1iain Promissory Note made by Borrower in favor or Lender in the amount of SIX MILLION FOUR HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS $6,450,000.00 and all modifications, renewals and extensions thereof, which Note is payable in monthly installments until the Maturity Date subject to any call option of Lender to accelerate the principal due as may be set forth in the Note. The Note constitutes a business or commercial loan and is not a consumer loan.

1.19Parties in Interest: as defined in clause (d) of Paragraph 7.1.

1.20Personalty: all of Borrower's interest in the personal property of any kind or nature whatsoever, whether tangible or intangible, whether or not any of such personal property is now or becomes a "fixture" or attached to the Realty, which is used or will be used in the construction of, or is or will be placed upon, or is derived from or used in connection with, the maintenance, use, occupancy or enjoyment of the Realty, including, without limitation, all accounts, documents, instruments, chattel paper, equipment, general intangibles, inventory (as those terms are defined in the Uniform Commercial Code of the State of Illinois), those items of personal property listed on Exhibit "B" attached hereto, all plans and specifications, contracts and subcontracts for the construction, reconstruction or repair of the Improvements, bonds, permits, licenses, guarantees, warranties, causes of action, judgments, claims, profits, rents, security deposits, utility deposits, refunds of fees or deposits paid to any governmental authority, letters of credit, policies and proceeds of insurance, together with all present and future attachments, accretions, accessions, replacements and additions thereto and products and proceeds thereof.

1.21Property: all of Borrower's rights in the Realty and Personalty or any portion thereof or interest therein, except as the context otherwise requires. For avoidance of doubt the term "Property" shall be deemed to include all of Borrower's interest in the property and rights described in Section 2(a) through (e) below.

1.22Property Liabilities: as defined in clause (d) of Paragraph 4.1.

1.23Property Taxes and Charges:   as defined in clause (b) of Paragraph 4.1.

1.24Realty: the Land and Improvements or any portion thereof or interest therein, as the context requires.

1.25Secured Debt: to the extent not prohibited by applicable Laws, collectively (and each, a "Secured Debt") (a) all indebtedness and other obligations now owing or hereafter incurred by Borrower to Lender pursuant to the Note and the other Loan Documents, and includes, without limitation, all principal, interest, additional interest, fees, late charges and other sums, charges, premiums and other amounts due or to become due under the Note and Loan Documents, together with any other sums expended or advanced by Lender under the Loan Documents or otherwise with respect to the care or preservation of the Property or the enforcement of the Loan Documents, including, without limitation, any legal fees or costs incurred by the Lender; (b) each renewal, extension, consolidation or refinancing of any of the foregoing, in whole or in part; (c) every other liability now or hereafter owing by the Borrower to the Lender, including, without limitation, every liability, whether owing only by Borrower or by Borrower with one or more others in a several, joint or joint and several capacity, whether owing absolutely or contingently, whether created by note, overdraft, guaranty of payment or other contract or by quasi-contract, tort, statute or other operation of law, whether incurred directly to Lender or acquired by Lender by purchase, pledge or otherwise; and (d) all costs and expenses, including attorney fees, incurred by Lender in connection with the Note, the Loan Documents, or in connection with the collection of any portion of the indebtedness or other obligations described in (a), (b), or (c) hereof.

1.26Taking;_ as defined in Paragraph 5.1.

1.27Taking Proceeds: as defined in clause (a) of Paragraph 5.3.

2.Granting Clauses. NOW, THEREFORE, Borrower, in consideration of the Secured Debt and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, irrevocably grants, bargains, sells, remises, aliens, assigns, transfers, pledges, conveys, sets over, confirms and warrants to Lender and the successors, successors in title, and assigns of Lender, with all POWERS OF SALE AND STATUTORY RIGHTS subject to the further terms of this Instrument, all of Borrower's right, title, interest, benefits and privileges in and to the Property and any and all of the following (collectively, the "Secured Property") (but as for TRS, no right in the Property greater than or extending beyond the rights of TRS under the "Ground Lease" as defined below):

(a)All of LF3's leasehold estate in the Land, including LF3's right, title interest, benefits and privileges arising out of the that certain Sublease dated January 24, 2007 originally by and between Parm Hotel Management No11hbrook, LLC, as Sublandlord, and BSPRT Northbrook, LLC ("Original Subtenant"), whose interest was subsequently assigned to APF - Northbrook, LLC (the "Ground Sublease");

(b)All of TRS's leasehold estate in the Land, including TRS 's right, title interest, benefits and privileges arising out of the that certain Lease Agreement dated on or about December 3, 2021 by and between the LF3, as Lessor and TRS as Lessee (the "Ground Sub-Sublease"). The Ground Sublease and the Ground Sub-Sublease, as the context may dictate, are individually and collectively referred to herein as the "Ground Lease";

(c)All Leases;

(d)All profits and sales proceeds, including, without limitation, earnest money and other deposits, now or hereafter becoming due by virtue of any contract or contracts for the sale of Borrower's interest in the Property;

(e)All proceeds (including claims thereto or demands therefor) of the conversion, voluntary or involuntary, permitted or otherwise, of any of the foregoing into cash or liquidated claims; and

(f)All Insurance Proceeds and all Taking Proceeds.

FOR THE PURPOSE OF SECURING THE FOLLOWING OBLIGATIONS OF BORROWER TO LENDER, in such order of priority as Lender may elect:

(1)Payment of the Secured Debt;

(2)Payment of such additional sums with interest thereon which may hereafter be loaned to Borrower by Lender or advanced under the Loan Documents; and

(3)Due, prompt and complete observance, performance, fulfillment and discharge of each and every obligation, covenant, condition, warranty, agreement and representation contained in the Loan Documents.

This Mortgage is also intended to be a Security Agreement under the Uniform Commercial Code as in force from time to time in the State of Illinois as well as a Mortgage. Accordingly, Borrower hereby grants to Lender a security interest in all items of personal property described hereinabove. Borrower hereby authorizes Lender to file, without execution by Borrower where permitted by law, one or more financing statements or continuation statements and amendments thereto relating to the Personalty. Time is of the essence of the obligations of the parties hereunder.

TO HAVE AND TO HOLD the Secured Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Lender and the successors, successors in title and assigns of Lender forever, subject to the terms and conditions herein.

3.Representations and Warranties. It is a condition of this Mortgage that the warranties and representations below in this Paragraph be true, correct and complete at all times, and Borrower hereby represents to the best of its knowledge and belief and warrants to Lender as follows:

3.1Due Organization, Authority. TRS is a limited liability company that is duly organized and validly existing, and in good standing under the laws of the State of Delaware and LF3 is duly organized and validly existing, and in good standing under the laws of the State of Illinois) and registered to do business in the State of Illinois, and LF3 is duly organized and validly existing, and in good standing under the laws of the State of Illinois), and each has power adequate to carry on its business as presently conducted, to own the Property, to make and enter into the Loan Documents and to carry out the transactions contemplated therein.

3.2Execution, Delivery and Effect of Loan Documents. The Loan Documents have each been duly authorized, executed and delivered by Borrower, and each is a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and subject to the exercise of judicial discretion in accordance with general principles of equity (regardless whether enforcement is sought in a proceeding in equity or at law).

3.3Other Obligations. Borrower is not in violation of any term or prov1s1on of any document governing its organization or existence or in default under any instrument or obligation relating to Borrower's business, Borrower's assets or the Property. No party has asserted any claim or default relating to any of the Borrower's assets or the Property. The execution and performance of the Loan Documents and the consummation of the transactions contemplated thereby will not result in any breach of or constitute a default under, any contract, agreement, document or other instrument to which Borrower is a party or by which B01Tower may be bound or affected, and do not and will not violate or contravene any Law to which B01Tower is subject; nor do any such instruments impose or contemplate any obligations which are or will be inconsistent with the Loan Documents. Borrower has filed all federal, state, county and municipal income tax returns required to have been filed by Borrower and has paid all taxes which have become due pursuant to such returns or pursuant to any assessments received by Borrower. Borrower does not know of any basis for additional assessment with regard to any such tax. No approval by, authorization of, or filing with any federal, state or municipal or other governmental commission, board or agency or other governmental authority is necessary in connection with the authorization, execution and delivery of the Loan Documents.

3.4Construction and Completion of Improvements. The Improvements have been completed and installed in a good and workmanlike manner, in compliance with all Laws and the plans and specifications previously delivered to Lender. The Improvements are served by electric, gas, sewer, water, telephone and other utilities required for the contemplated uses and operation thereof. Any and all streets, other off-site improvements, access to the Property necessary for its contemplated uses and operation and service by utilities have been completed, are serviceable and have been accepted or approved by appropriate governmental bodies.

Borrower understands that any septic system or sewage treatment facility or sewer line on the Property or to be constructed from the Property to a public sewer line and all personal property and rights therein are conveyed to Lender hereunder as part of the Property, whether located on the Property as described in Exhibit "A" or adjacent to or connected with the same. Borrower covenants not to allow any tie-ons or connections to any such sewer facility or sewer line or to allow any person to use the sewer facility or sewer line or to make any modifications in the plans and specification or construction contract for the construction of any such sewer facility or sewer line without the written consent of Lender which shall not be unreasonably withheld or delayed. Borrower understands that such consent may be withheld and/or conditioned upon receipt of documentation and assurances acceptable to the Lender, and that the Lender will have the first right and lien as secured hereby to any monies or revenues arising from any such tie-ons, connections, or use.

3.5Legal Actions. There are no (i) actions, suits or proceedings including, without limitation, any condemnation, insolvency or bankruptcy proceedings, pending or, to the best of Borrower's knowledge and belief, threatened against or affecting Borrower, its business or the Property, or (ii) investigations, at law or in equity, before or by any court or governmental authority, pending or, to the best of Borrower's knowledge and belief, threatened against or affecting Borrower, Borrower's business or the Property, except actions, suits and proceedings fully covered by insurance and previously fully disclosed in writing to Lender. Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority affecting Borrower or the Property. Furthermore, to the best knowledge and belief of Borrower, there is no basis for any unfavorable decision, ruling or finding by any court or governmental authority which would in any material respect adversely affect (a) the validity or enforceability of the Loan Documents, or (b) the condition (financial or otherwise) or ability of Borrower to meet Borrower's obligations under the Loan Documents.

3.6Financial Statements. All statements, financial or otherwise, submitted to Lender in connection with the transaction evidenced by the Loan Documents are true, correct and complete in all respects, and all such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition of the parties or entities covered by such statements as of the date thereof and no additional borrowings have been made by such parties or entities or any of them, since the date thereof, nor has Borrower, or any such party or entity experienced a material, adverse change in its finances, business, operations, affairs or prospects since the date thereof. Borrower and each such party or entity is now solvent.

3.7[Reserved]

3.8Title to Property. LF3 and TRS each has good and clear record and marketable subleasehold title to the Realty and good and merchantable title to the Personalty and LF3 and TRS each shall and will warrant and forever defend the title thereto and Lender's first and prior lien thereto unto Lender, its successors and assigns, against the claims of all persons whomsoever.

3.9Compliance with Laws and Private Covenants. To the best of Borrower's knowledge and belief, the Property complies with all Laws. The Land is a separate and distinct parcel for tax purposes and shall not become subject to Property Taxes and Charges against any other land. Borrower has examined and is familiar with any applicable agreements affecting the Land and there now exists no violation of any such agreements. Borrower has no notice that any of the Improvements encroaches upon any easement over the Land or upon adjacent property.

3.10Independence of the Property. Borrower has not by act or om1ss1011 permitted any building or other improvements on property not covered by this Mortgage to rely on the Property or any part thereof or any interest therein to fulfill any municipal or governmental requirement for the existence of such property, building or improvements; and no Improvement on the Property shall rely on any property not covered by this Mortgage or any interest therein to fulfill any governmental or municipal requirement. Borrower has not by act or omission impaired the integrity of the Prope1iy as a single, separate, subdivided zoning lot separate and apart from all other property.

4.Borrower's Covenants.

4.1Payments.

(a)Secured Debt. Borrower shall pay or cause to be paid promptly to Lender, when due and in the manner prescribed an any governing documents, including, without limitation the Loan Documents, any indebtedness constituting a Secured Debt, as that term is defined in Section 1.25 of this Mortgage.

(b)Property Taxes and Charges. Except as provided in Paragraph 4.l(e), Borrower shall pay, prior to delinquency, all real estate taxes and personal property taxes, betterments, assessments (general and special), imports, levies, water, utility and sewer charges, and any and all income, franchise, withholding, profits and gross receipts taxes, other taxes and charges, all other public charges whether of a like or different nature, imposed upon or assessed against Borrower or the Property or upon the revenues, rents, issues, income and profits or use or possession thereof, and any stamp or other taxes which may be required to be paid with respect to any of the Loan Documents, any of which might, if unpaid, result in a lien on the Property, regardless to whom paid or assessed ("Property Taxes and Charges"). Borrower shall furnish Lender with receipts showing payment of the Property Taxes and Charges prior to the applicable delinquency date thereof.

As used in this Paragraph 4.1(b), the term "real estate taxes" shall include any form of assessment, license fee, license tax, business license fee, business license tax, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereat: against any legal or equitable interest in the Property.

If requested by Lender, Borrower shall cause to be furnished to Lender reports from a tax reporting service covering the Property of the type and duration, and with a company satisfactory to Lender.

(c)Taxes on Lender. If any Law of the State of Illinois or the United States or any other governmental authority imposes upon Lender the obligation to pay the whole or any part of the Property Taxes and Charges or changes in any way the Laws relating to taxation so as to adversely affect the Loan Documents or Lender, then Borrower shall pay the Property Taxes and Charges or reimburse Lender immediately therefor, unless in the opinion of counsel to Lender, it might be unlawful to require Borrower to pay the same or such payment might result in the imposition of interest prohibited by Law. In such case, an Event of Default shall exist.

(d)Liabilities.  Borrower shall pay, prior to delinquency, all debts and liabilities incurred in the construction, operation, development, use, enjoyment, repair, maintenance, replacement, restoration and management of the Property ("Property Liabilities"), including, without limitation, utility charges, sums due mechanics and materialmen and other sums secured or which might be secured by liens on the Prope1iy.

(e)Right to Contest. Borrower may, in good faith, by appropriate proceedings, contest the validity, applicability or amount of any asserted Property Taxes and Charges or Property Liabilities ("Contested Sums"), after written notice of the same to Lender.  During such contest, Borrower shall not be deemed in default hereunder if (i) prior to delinquency of the Contested Sum, Borrower deposits with Lender cash or other security, in form satisfactory to Lender in its sole unfettered discretion, adequate to cover the payment of such Contested Sum and any obligation, whether mature or contingent, of Borrower or Lender therefor, together with interest, costs and penalties thereon and (ii) Bo1rnwer promptly causes to be paid any amounts adjudged to be due, together with all costs, penalties and interest thereon, before such judgment becomes final. Each such contest shall be concluded and the Contested Sum, interest, costs and penalties thereon shall be paid prior to the date such judgment becomes final or any writ or order is issued under which the Property could be sold pursuant to such judgment.

(i)Expenses. Borrower shall, to the extent allowed by Law, pay on demand but without counterclaim, setof1 deduction, defense, abatement, suspension, deferment, discrimination or reduction, all fees (including, without limitation, reasonable attorneys' fees and disbursements), taxes, recording fees, commissions and other liabilities, costs and expenses incurred in connection with (i) the making or enforcement of the Loan Documents; Lender's exercise and enforcement of its rights and remedies under Paragraphs 6, 7, and elsewhere hereof; and (iii) Lender's protection of the Property and its interest therein. Borrower is not entitled to any credit on any indebtedness constituting a Secured Debt by reason of the payment of any sums required to be paid under subparagraph 4.1(b) through (J).

4.2	Operation of the Property.

(a)Maintenance and Alterations. Borrower shall maintain and preserve the Property in good repair and condition and shall correct any defects or faults in the Property. Borrower shall pursue diligently any remedies or recourse which Borrower may have under agreements, warranties and guarantees relating to the Property. Borrower shall not commit, permit or suffer any demolition or waste of the Property or any use or occupancy which constitutes a public or private nuisance. Except in the ordinary course of business, Borrower shall not make any material alterations, improvements, additions, utility installations or the like to the Property without the prior written consent of Lender in each instance which shall not be unreasonably withheld; provided, however, Borrower may make replacements or substitution of any items of the Personalty if the replacement or substitution is of a quality, utility, value, condition and character similar to or better than the replaced or substituted item and is free and clear of any lien, charge, security interest or encumbrance, except as created or permitted by this Mortgage.

(b)Liens. Borrower shall promptly discharge any mechanics', laborers', materialmen's or similar lien, charge, attachment, or ]is pendens filed or recorded which relates to Borrower or the Property.

(c)Compliance with Laws and Private Covenants. Borrower shall truly keep, observe and satisfy all, and not suffer violations of, any federal, regional, state and local laws, ordinances, rules, regulations, statutes, decisions, orders, judgments, directives or decrees of any governmental or regulatory authority court or arbitrator (herein collectively "Laws") and private covenants affecting the Property.

(d)Use and Management. The Property shall at all times be used for hotel purposes approved by Lender. The Property shall at all times be managed by a management agent which has been approved by the Lender prior to execution of any management agreement with the same provided, however, that Borrower may manage the Property until the occurrence of an Event of Default hereunder. Any change in the use of the Property or the management agent shall be subject to the prior written approval of Lender which shall not be unreasonably withheld or delayed.

(e)Inspection. Borrower shall permit Lender to enter upon and inspect the Property at reasonable times without delay, hindrance or restriction.

4.3Insurance. Borrower, at its sole cost, for the mutual benefit of Borrower and Lender, shall obtain and maintain during the Term the following policies of insurance:

(a)Property insurance insuring against loss or damage customarily included under so called "all risk" or "special form" policies including fire, lightning, flood, earthquake, vandalism, and malicious mischief, boiler and machinery and, if available, coverage for damage or destruction caused by "War" , if available, and the "certified" (as defined in the Terrorism Risk Insurance Act of 2002) acts of terrorists (or such policies shall have no exclusion from coverage with respect thereto) and such other insurable hazards as, under good insurance practices, from time to time are insured against for other property and buildings similar to the Property in nature, use, location, height, and type of construction. Such insurance policy shall also insure costs of demolition and increased cost of construction (which insurance for demolition and increased cost of construction may contain a sub-limit satisfactory to Lender). Each such insurance policy shall (i) be in an amount equal to the greater of (A) one hundred percent (100%) of the then replacement cost of the property based on a current appraisal or derived from a 3rd party valuation method without deduction for physical depreciation, and (B) such amount as is necessary so that the insurer would not deem Borrower a co-insurer under such policies, (ii) have deductibles no greater than the lesser of $100,000 or five percent (5%) of net operating income per occurrence, and (iii) contain an agreed amount replacement cost endorsement with a waiver of depreciation, and shall cover, without limitation, all tenant improvements and betterments that Borrower is required to insure pursuant to any Lease on a replacement cost basis. If the insurance required under this subparagraph is not obtained by blanket insurance policies, the insurance policy shall be endorsed to also provide guaranteed building replacement cost to the Improvements and such tenant improvements in an amount to be subject to the consent of Lender, which consent shall not be unreasonably withheld, but in all events, not less than would be required to restore the Property following a Casualty. Lender shall be named lender loss payee on a Standard Mortgagee Endorsement.

(b)Flood insurance if any part of the Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards, in an amount at least equal to the lesser of: (i) the greater of (A) the then full replacement cost of the Property without deduction for physical depreciation and (B) the unpaid Principal and the maximum limit of coverage available under the National Flood Insurance Plan with respect to the Property; provided, however, that Lender shall be entitled to require flood insurance in amounts greater than the foregoing, in its discretion. Flood insurance deductibles shall be no greater than 5% of the total insurable value when flood insurance is provided in excess of the NFIP limit.

(c)Public liability insurance, including (i) "Commercial General Liability Insurance", (ii) "Owned", "Hired" and "Non Owned Auto Liability"; and umbrella liability coverage for personal injury, bodily injury, death, accident and property damage, such insurance providing in combination no less than $5,000,000 per occurrence and in the annual aggregate on per location basis, if aggregate limits are shared with other locations the amount of umbrella liability insurance to be provided shall be not less than $20,000,000. The policies described in this subsection shall also include coverage for elevators, escalators, independent contractors, "Contractual Liability" (covering, to the maximum extent permitted by law, Borrower's obligation to indemnify Lender as required under this Agreement and the other Loan Documents), "Products" and "Completed Operations Liability" coverage.

(d)Rental loss and/or business interruption insurance (i) with Lender being named as "Lender Loss Payee", (ii) in an amount equal to one hundred percent (100%) of the projected  Rents from  the Property during the period of restoration; and (iii) containing an extended period of indemnity endorsement which provides that after the physical loss to the Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date that the Property is damaged, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period. The amount of such insurance shall be increased from time to time during the Term as and when the estimated or actual Rents increase.

(e)To the extent such equipment is located at the Prope1iy, comprehensive boiler and machinery insurance covering all mechanical and equipment against physical damage, rent loss and improvements loss and covering, without limitation, all tenant improvements and betterments that Borrower is required to insure pursuant to the lease on a replacement cost basis and in the minimum amount [$3,000,000].

(f)Worker's compensation and disability insurance with respect to any employees of Borrower, if any, as required by any Legal Requirement.

(g)During any period of construction, repair or restoration, builder's "all-risk" insurance in an amount equal to not less than the full insurable value of the Property, against such risks (including fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender, and coverage to compensate for the cost of demolition and the increased cost of construction in an amount satisfactory to Lender.

(h)Such other insurance (including environmental liability insurance, earthquake insurance and windstorm insurance) as may from time to time be reasonably required by Lender in order to protect its interests. When earthquake coverage is required, amount of coverage should be equal to probable maximum loss plus 12 months of business interruption with max deductible of 5%. Windstorm coverage must be provided at full replacement cost with max deductible of 3%.

4.3.1 Policies.  All policies of insurance (the "Policies") required pursuant to these insurance requirements shall (i) be issued by companies approved by Lender and licensed to do business in the State, with a claims paying ability rating of "AA" or better by S&P (and the equivalent by any other Rating Agency) and a rating of A:VII or better in the current Best's Insurance Reports; (ii) name Lender and its successors and/or assigns as their interests may appear as the mortgagee (in the case of property and rent loss or business interruption insurance) or an additional insured (in the case of liability insurance); (iii) contain (in the case of property insurance) a Non-Contributory Standard Mortgagee Clause and a Lender's Loss Payable Endorsement, or their equivalents, naming Lender as the Person to which all payments made by such insurance company shall be paid; (iv) provisions permitting Borrower to waive its rights of subrogation against Lender; (v) be assigned and the originals thereof delivered to Lender; (vi) contain such provisions as Lender deems reasonably necessary or desirable to protect its interest, including (A) endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under the Policies, (B) that Lender shall receive at least thi1iy (30) days' prior written notice of any modification, reduction or cancellation of any of the Policies, (C) an agreement whereby the insurer waives any right to claim any premiums and commissions against Lender, provided that the policy need not waive the requirement that the premium be paid in order for a claim to be paid to the insured and (D) providing that Lender is permitted to make payments to effect the continuation of such Policy upon notice of cancellation due to non-payment of premiums; (vii) in the event any insurance policy (except for general public and other liability and workers compensation insurance) shall contain breach of warranty provisions, such policy shall provide that with respect to the interest of Lender, such insurance policy shall not be invalidated by and shall insure Lender regardless of (A) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any named insured, (B) the occupancy or use of the premises for purposes more hazardous than permitted by the terms thereof or (C) any foreclosure or other action or proceeding taken by Lender pursuant to any provision of the Loan Documents; and (viii) be satisfactory in form and substance to Lender and approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay the premiums for such Policies (the "Insurance Premiums") as the same become due and payable and furnish to Lender evidence of the renewal of each of the Policies together with (unless such Insurance Premiums have been paid by Lender) receipts for or other evidence of the payment of the Insurance Premiums reasonably satisfactory to Lender. If Borrower does not furnish such evidence and receipts at least thirty (30) days prior to the expiration of any expiring Policy, then Lender may, but shall not be obligated to, procure such insurance and pay the Insurance Premiums therefor, and Borrower shall reimburse Lender for the cost of such Insurance Premiums promptly on demand, with interest accruing at the Default Rate. Borrower shall deliver to Lender a certified copy of each Policy within thirty (30) days after its effective date. Within thirty (30) days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like.

4.4Escrow. (a) To secure the payment of the taxes and assessments referred to in Paragraph 4.1 and the premiums on the insurance referred to in Paragraph 4.3, on the date hereof Borrower shall deposit with Lender an amount equal to the sum of taxes next coming due plus an amount equal to the insurance premiums next coming due. Additionally, Borrower shall deposit, in addition to the monthly installments of interest (and, when due, principal) due and payable under the Note, monthly until the Secured Debt is fully paid the following sums (collectively the "Tax and Insurance Deposits"):

(i)a sum equal to one-twelfth (I/12th) of the annual Property Taxes and Charges next due on the Property, all as estimated by Lender (the "Tax Deposits");

(ii)a sum equal to one-twelfth (1112th) of the annual premium or premiums next payable for the insurance herein required to be maintained on or with respect to the Property (the "Insurance Deposits"); and

(iii)notwithstanding (i) and (ii) above the amount of the initial Tax and Insurance Deposits shall be increased by Lender, and Borrower shall pay the amount estimated by Lender, to adequately fund the escrow to pay taxes, assessments and insurance premiums next due following the date hereof.

(iv)The amounts paid as Tax and Insurance Deposits are herein called the "Other Payments."

(b)Should the total Tax and Insurance Deposits on hand not be sufficient to pay all of the Taxes, together with all penalties and interest thereon, when the same become due and payable, then the Borrower shall pay to Lender promptly on demand any amount necessary to make up the deficiency. If the total of such Tax and Insurance Deposits exceeds the amount required to pay the Taxes, such excess shall be credited on subsequent payments to be made for such items.

(c)All such Tax and Insurance Deposits:

(i)shall be held by Lender or a depository designated by Lender, in trust, with no obligation to segregate such payments and without any obligation arising for the payment of any interest thereon;

(ii)shall be held in trust to be applied by Lender for the purposes for which made (as hereinabove provided) subject, however, to the security interest granted Lender herein; and

(d)Provided that no Event of Default (as hereinafter defined) exists and there are sufficient funds in the Tax and Insurance Deposits, Lender agrees to make the payment of the Taxes with reasonable promptness following its receipt of appropriate tax bills therefor, or alternatively upon presentation by Borrower of receipts (paid for) tax bills Lender shall reimburse the Borrower for such tax payments made by the Borrower.

(e)Upon the occurrence of an Event of Default (as hereinafter defined), Lender may, at its option, without being required to do so, apply any Tax and Insurance Deposits on hand on account of any of the Indebtedness, in such order and manner as Lender may elect. When the Indebtedness has been fully paid, then any remaining Tax and Insurance Deposits shall be paid to the Borrower.

4.5Sales and Encumbrances. Borrower shall not, without the prior written consent of Lender, which consent, if given in Lender's sole unfettered discretion, may be conditioned upon a change in the interest rate under the Note, payment of a fee or change in the term of the Note, delivery of a management contract approved by Lender with a management company approved by Lender, and/or the satisfaction of other conditions required by Lender or one or more of the foregoing or other requirements of Lender:

(i)convey, assign, sell, mortgage, encumber, pledge, dispose of, hypothecate, grant a security interest in, grant options with respect to, or otherwise dispose of (directly or indirectly or by operation of law or otherwise, of record or not), all or any part of any legal or beneficial interest in any part or all of the Property or the Leases, or any interest therein, or any or all of the rents, issues, deposits or profits therefrom; or

(ii)sell, assign, or otherwise dispose of (whether or not of record or for consideration or not), or permit the sale, assignment or other disposition of, any legal or beneficial interest in the stock of Borrower, if a corporation, or in any general or limited partnership interest in Borrower, if a general or limited partnership or joint venture, or in any membership interest in Borrower, if a limited liability company, except with regard to Permitted Transfers (as hereinafter defined). For purposes of this Section 4.5(ii), "Permitted Transfers" shall mean (i) transfers of interests in Borrower by and among Borrower's members and/or their affiliates, (ii) one or a series of transfers of up to twenty five percent (25%) (in the aggregate) of the interests in Borrower, and (iii) transfers of direct or indirect interests in Borrower's members and/or their at1iliates, provided that any transfer under parts (i), (ii) or (iii) of this sentence does not result in a change of control of Borrower.

Any breach of the foregoing by a holder of any interest (legal or beneficial) or stock in Borrower shall constitute an Event of Default under Section 7.1(a).

4.6Financial Records and Statements. Borrower shall keep accurate books and records in accordance with federal income tax basis of accounting, consistently applied, in which full, true and correct entries shall be promptly made as to all operations of the Property and shall permit all such books and records to be inspected and copied by Lender, its designee or its representatives during customary business hours. Borrower shall deliver or cause to be delivered to Lender monthly, quarterly and/or annual financial information as requested related to the Property, Borrower and Guarantors and an annual operating statement showing in reasonable detail all income and expense of Borrower with respect to the Property, both certified as to accuracy by an independent certified public accountant acceptable to Lender (said documents need not be audited but shall be reviewed), if a default occurs hereunder and Lender requests such a certification in writing.

4.7Further Assurances. Borrower shall promptly upon request of Lender (a) correct any defect, error or omission which may be discovered in the contents of any Loan Document or in the execution or acknowledgement thereof; (b) execute, acknowledge, deliver and record or file such further instruments (including, without limitation, mortgages, deeds of trust, security agreements, financing statements and specific assignments of rents or leases) and do such further acts, in either case as may be necessary, desirable or proper in Lender's opinion to (i) carry out more effectively the purposes of the Loan Documents, (ii) protect and preserve the first and valid lien and security interest of this Mortgage on the Property or to subject thereto any prope1iy intended by the terms hereof to be covered hereby, including, without limitation, any renewals, additions, substitutions or replacements thereto or (iii) protect the interest and security interest of Lender in the Property against the rights or interests of third parties.

Borrower hereby appoints Lender as its attorney-in-fact, coupled with an interest, to take the above actions and to perform such obligations on behalf of Borrower, at Borrower's sole expense, if Borrower fails to comply fully with Borrower's obligations under this Paragraph 4.7.

4.8Indemnity. Borrower shall indemnify, defend and hold harmless Lender from and against, and reimburse Lender for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses, including, without limitation, attorneys' fees and disbursements, which may be imposed upon, asserted against or incurred or paid by Lender by reason of, on account of or in connection with any bodily injury or death or property damage occurring in, upon or in the vicinity of the Property through any cause whatsoever, or asserted against Lender on account of any act performed or omitted to be performed under the Loan Documents or on account of any transaction arising out of or in any way connected with the Property or the Loan Documents, except as a result of the willful misconduct or gross negligence of Lender, whereupon the exception shall apply only against Lender as the case may be.

4.9No Preferences. Borrower shall not repay any sums bo1rnwed from anyone other than Lender, if, as a result of or concurrently with the making of, such payments, Borrower would then be in default under the Loan Documents or in the payment of obligations incurred in the ordinary operation of the Property.

4.10Notices. Borrower shall deliver to Lender at Lender's address set forth above, promptly upon receipt of the same, copies of all notices, certificates, documents and instruments received by Borrower which materially and adversely affect Borrower, the Property or the Leases.

4.11Estoppel Certificates. Borrower shall promptly furnish to Lender from time to time, on the request of Lender, written statements signed and, if so requested, acknowledged, setting forth the then unpaid principal, premium and interest on the Note and specifying any claims, offsets or defenses which Borrower asserts against the Secured Debt or any obligations to be paid or performed by Borrower under the Loan Documents, together with any other information reasonably requested by Lender.

4.12Legal Existence. If Borrower is executing this instrument as a limited liability company, partnership, corporation, or trust:

(a)The Borrower warrants that (i) it is duly organized and validly existing, in good standing under the laws of the state of its organization, (ii) it is duly qualified to do business and is in good standing in the state where the Property is located, (iii) it has the power, authority and legal right to carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents, and (iv) the execution and delivery of the Loan Documents and the performance and observance of the provisions thereof have been duly authorized by all necessary actions of the Borrower.

(b)The Borrower agrees that so long as any of its obligations hereunder, or under the Loan Documents remain unsatisfied, it will not dissolve or liquidate (in whole or in part) its existence, that it will maintain its existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or partnership, without the prior express written consent of the Lender except as may be otherwise provided herein.

(c)Borrower agrees that so long as any of its obligations hereunder, or under the Loan Documents, remain unsatisfied it will not change its place of business, or if it has more than one place of business, it will not change its chief executive office (i.e. the place from where the B01rnwer manages the main part of its business operations or affairs), unless Borrower shall have delivered to Lender written notice of such proposed change not less than thirty (30) days before the effective date of such change and shall have taken all action which Lender determines to be reasonably necessary or desirable to file or amend any Uniform Commercial Code financing statement or continuation statement regarding the loan evidenced and secured by the Nate and the Loan Documents.

(d)Borrower shall not change its name or identity unless Borrower shall have delivered to Lender written notice of such proposed change not less than thirty (30) days before the effective date of such change and shall have taken all action which Lender determines to be reasonably necessary or desirable to file or amend any Uniform Commercial Code financing statement or continuation statement regarding the loan evidenced and secured by the Note and the Loan Documents.

4.13Defense and Notice of Actions. B01rnwer shall, without liability, cost or expense to Lender, protect, preserve and defend title to the Property, the security hereof and the rights or powers of Lender, against all adverse claimants to title or any possessory or non possessory interests therein, whether or not such claimants or encumbrances assert title paramount to that of Borrower or Lender or claim their interest on the basis of events or conditions arising subsequent to the elate hereof.

4.14Lost Note. Borrower shall, if the Note is mutilated, destroyed, lost or stolen, deliver to Lender, in substitution therefor, a new promissory note containing the same terms and conditions as the Note with a notation thereon of the unpaid principal and accrued and unpaid interest, and that it is in substitution for the Note.

4.15Personalty. Borrower shall use the Personalty primarily for business purposes and keep it at the Land. Borrower shall immediately notify Lender in writing of any change in its place of business and, as of the execution hereof and hereafter from time to time when requested by Lender, upon any acquisition of items or property constituting Personalty, Borrower shall provide Lender with a current, accurate inventory of the Personalty.

4.16SDN List. An Event of Default shall exist if the following appear on the list of Specially Designated Nationals and Blocked Persons that is maintained by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") or on any other similar list maintained by any governmental entity or agency (collectively, the "SDN List"): (a) any Borrower; (b) any partner of Borrower; (c) any guarantor or indemnitor; or (d) any person or entity related to any Bo1rnwer, any guarantor, any indemnitor, the Secured Debt or the Property.

4.17Hazardous Waste. Borrower covenants, represents, and warrants that to the best of Borrower's knowledge and except as may be set forth in the environmental repo1is delivered to Lender (a) no toxic or hazardous substances, including, without limitation, asbestos and the group of organic compounds known as polychlorinated biphenyls ("Hazardous Substances"), have been or shall be generated, treated, stored or disposed of or otherwise deposited in or located on the Property, including, without limitation, the surface and subsurface waters of the Property; (b) no activity has been or shall be undertaken on the Property which would cause (i) the Property to become a hazardous waste treatment, storage or disposal facility within the meaning of, or otherwise bring the Property within the ambit of the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. § 6901 et seq., or any similar state law or local ordinance, (ii) a release or threatened release of hazardous waste from the Prope1iy within the meaning of or otherwise bring the Property within the ambit of, the Comprehensive Environmental  Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. §§ 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), or any similar state law or local ordinance or any other environmental law, or (iii) the discharge of pollutants or et1luents into any water source or system, or the discharge into the air of any emissions, which would require a permit under the Federal Water Pollution Control Act, 33 U.S.C. § 1251 seq., or the Clean Air Act, 42 U.S.C. § 7401, et seq., or any similar state law or local ordinances; (c) there are and shall be no substances or conditions in or on the Property which may support a claim or cause of action under RCRA, CERCLA, SARA, or any other federal, state or local environmental statutes, regulations, ordinances, or other environmental regulatory requirements ("Environmental Laws"), and (cl) there are and shall be no underground storage tanks or underground deposits located on the Property.

4.18Borrower's Certificate. Borrower shall at the end of each calendar quarter following the date hereof certify to Lender the following:

1.The quarterly management prepared financial statements are true and correct;

2.The STR Report provided by Borrower to Lender is based on the current competitive set and is an accurate picture of the performance of the hotel located on the Property (the "Hotel"); and

3.The Hotel is current on the franchise fees with Borrower's franchisor and, otherwise, not in default of any of its obligations under the franchise agreement.

4.19	Uniform Commercial Code.
(a)	Borrower is an:

Type of Organization - limited liability
company Jurisdiction of Organization -
Delaware Organizational Identification No.

                        (LF3) Organizational
Identification No. -                       (TRS)

(b)State of Organization. If Borrower is an entity, Borrower shall not change the state of its organization, without the prior express written consent of Lender.

(c)Place of Business. Borrower agrees that so long as any of its obligations hereunder, or under the Loan Documents, remain unsatisfied it will not change its place of business, or if it has more than one place of business, it will not change its chief executive office (i.e., the place from where the Borrower manages the main part of its business operations or affairs), unless Borrower shall have delivered to Lender written notice of such proposed change not less than thirty (30) days before the effective date of such change and shall have taken all action which Lender determines to be reasonably necessary or desirable to file or amend any Uniform Commercial Code financing statement or continuation statement regarding the loan evidenced and secured by the Note and the Loan Documents.

(d)Place of Residence. If Borrower as an individual is executing this instrument, Borrower agrees that so long as any of its obligations hereunder, or under the Loan Documents, remain unsatisfied, Borrower will not change his/her place of residence, unless Borrower shall have delivered to Lender written notice of such proposed change not less than thirty (30) days before the effective date of such change, and shall have taken all action which Lender determines to be reasonably necessary or desirable to file or amend any Uniform Commercial Code financing statement or continuation statement regarding the loan evidenced and secured by the Note and the Loan Documents.

(e)Borrower Name or Identity. Borrower shall not change its name or identity unless Borrower shall have delivered to Lender written notice of such proposed change not less than thirty (30) days before the effective date of such change and shall have taken all action which Lender determines to be reasonably necessary or desirable to file or amend any Uniform Commercial Code financing statement or continuation statement regarding the loan evidenced and secured by the Note and the Loan Documents.

4.20References to UCC. Any reference in this Mortgage of any Loan Document to the Uniform Commercial Code or the UCC shall refer to the Uniform Commercial Code as now adopted and amended from time to time in the State of Illinois.

4.21Further Assurances. By signing this Mortgage, Borrower authorizes Lender to file such financing statements, with or without the signature of Borrower, as Lender may elect, as may be necessary or desirable to perfect the lien of Lender's security interest in the Fixtures and Personalty. Borrower further authorizes Lender to file, with or without any additional signature from Borrower, as Lender may elect, such amendments and continuation statements as Lender may deem necessary or desirable from time to time to perfect or continue the lien of Lender's security interest in the Fixtures and Personalty. Borrower hereby expressly ratifies any financing statements that may have been filed by Lender in advance of the date hereof to perfect Lender's security interest in the Fixtures and Personalty.

Borrower shall promptly upon request of Lender: (i) join with the Lender in notifying any third party, who is in possession of any Personalty, of Lender's security interest in such Personalty and obtaining the acknowledgment from such third party that it is holding such Personalty for the benefit of Lender; or (ii) cooperate with Lender in obtaining control (as defined in the Uniform Commercial Code) with respect to Personalty consisting of deposit accounts, letter- of-credit rights and electronic chattel paper.

5.	Casualties and Takings.

5.1Notice to Lender.  In the event of an act or occurrence of any kind or nature which results in damage, loss or destruction to the Property (a "Casualty"), or commencement of any proceedings or actions which might result in a condemnation or other taking for public or private use of the Property or which relates to injury, damage, benefit or betterment thereto (a "Taking"), Borrower shall immediately notify Lender describing the nature and the extent of the Taking or the Casualty, as the case may be. Borrower shall promptly furnish to Lender copies of all notices, pleadings, determinations and other papers in any such proceedings or negotiations.

5.2Repair and Replacement. In case of a Casualty, the Borrower will promptly restore the Property to the equivalent of its original condition, regardless of whether insurance proceeds exist, are made available, or are sufficient. In case of a Taking, the Borrower will promptly restore, repair or alter the remaining property in a manner reasonably satisfactory to the Lender. Provided, however, upon a Casualty or Taking, if Lender applies the Insurance Proceeds (defined below) or the Taking Proceeds (defined below) to the reduction of the Secured Debt, Borrower shall be obligated only to remove any debris from the Property and take such actions as are necessary to make the undamaged or non-taken portion of the Property into a functional economic unit, insofar as is practicable under the circumstances.

5.3Proceeds.

(a)Collection. Borrower shall use its best efforts to collect the maximum amount of insurance proceeds payable on account of any Casualty ("Insurance Proceeds"), and the maximum award of payment or compensation payable on account of any Taking ("Taking Proceeds"). In the case of a Casualty, Lender may, at its sole option, make proof of loss to the insurer, if not made promptly by Borrower. Borrower shall not settle or otherwise compromise any claim for Insurance Proceeds or Taking Proceeds without Lender's prior written consent.

(b)Assignment to Lender. Borrower hereby assigns, sets over and transfers to Lender all Insurance Proceeds and Taking Proceeds and authorizes payments of such Proceeds to be made directly to Lender. Lender may, at its sole option, apply such Proceeds to either of the following:

(i)payment of any indebtedness constituting a Secured Debt, either in whole or in part, in any order determined by Lender in its sole and unfettered discretion; or

(ii)repair or replacement of any part of the Property so destroyed, damaged or taken, in which case Lender may impose such terms, conditions and requirements for the disbursement of proceeds for such purposes as it, in its sole unfettered discretion, deems advisable. Lender shall not be a trustee with respect to any Insurance Proceeds or Taking Proceeds, and may commingle Insurance Proceeds or Taking Proceeds with its funds without obligation to pay interest thereon.

If any portion of any indebtedness constituting a Secured Debt shall thereafter be unpaid, Borrower shall not be excused from the payment thereof in accordance with the applicable governing loan documents, including, without limitation, the Loan Documents. Lender shall not, in any event or circumstance, be liable or responsible for failure to collect or exercise diligence in the collection of any Insurance Proceeds or Taking Proceeds.

Notwithstanding the foregoing to the contrary, provided (i) the Borrower is not then in default under this Mortgage, or the other Loan Documents, (ii) the Insurance Proceeds are deposited in an account with the Lender and disbursed in such a manner as to ensure the restoration of the Property to the approximate condition it was in prior to the loss, (iii) the Insurance Proceeds, together with funds contributed by the Borrower (if necessary), are sufficient to restore the Property to the approximate condition it was in prior to the loss, (iv) the time period remaining on the Loan is sufficient to restore the Property to the approximate condition it was in prior to the loss, and (v) after the restoration of the Property the loan-to-value ratio will be the same as or lower than it was at the time of the execution of this Mortgage, then, under those circumstances, the Lender will permit the Borrower to use the Insurance Proceeds for the restoration of the Property.

6.Legal Proceedings. Whether or not an Event of Default (as defined in Paragraph 7.1) has occurred and exists, Lender shall have the right, but not the duty or obligation, to intervene or otherwise participate in, prosecute or defend at any time any legal or equitable proceedings (including, without limitation, any eminent domain proceedings) which, in Lender's sole unfettered discretion, affect the Property, the Leases or any of the rights created by the Loan Documents.

7.Defaults1 Remedies of Lender.

7.1Defaults; Events of Default. Any of the following shall constitute an "Event of Default" hereunder:

(a)Breach of Named Covenant. Any breach by Borrower of the covenants in this Mortgage in Paragraphs 4.1 (Payments), 4.3 (Insurance), 4.5 (Sales and Encumbrances) or 4.8 (Indemnity), which breach shall immediately thereupon, without notice or opportunity to cure constitute an Event of Default hereunder; or

(b)Misrepresentations. Any representation or warranty made by Borrower or any person(s) or entity(ies) comprising Borrower or any guarantor(s) under the Loan Documents or any certificate or side letter delivered in connection with the Loan Documents proves to be materially untrue, misleading or is not fulfilled; or

(c)Breach of Covenant. Any breach by Borrower of any other covenant in the Loan Documents or failure to observe or perform any other covenant, agreement, condition, term or provision of any of the Loan Documents or any certificate or side letter delivered in connection with the Loan Documents, after providing Borrower thi1iy (30) days' notice and opportunity to cure, provided that if Borrower is diligently pursuing the cure of such default, such period shall be extended for Borrower to effectuate such cure but not beyond ninety (90) days following Lender's notice to Borrower; or

(d)Bankruptcy. Immediately upon the occurrence of any of the following without the doing of any act or the giving of any notice by Lender: (i) any one or more of the then legal or beneficial owners of the Property, or any individual or entity then personally liable on the Secured Debt (including, without limitation, any indemnitor under the non-recourse provisions under the Note) or, if Borrower is a partnership, any general partner or joint venturer (collectively the "Parties in Interest") becomes insolvent, make a transfer in fraud of, or assignment for the benefit of creditors or admit in writing its inability, or is unable, to pay debts as they become due; or (ii) a receiver or trustee is appointed for all or substantially all of the assets of a Party in Interest or for the Property in any proceedings brought by a Party in Interest, or any such receiver or trustee is appointed in any proceeding brought against a Party in Interest or the Property and not discharged within sixty (60) days after such appointment, or a Party in Interest consents or acquiesces in such appointment; or (iii) a Party in Interest files a petition under the Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof is adjudged a debtor under the Bankruptcy Code or insolvent, or (iv) a petition or answer proposing the adjudication of a Party in Interest as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law is filed in any court and such petition or answer is not discharged or denied within sixty (60) days after the filing thereof; or (v) any composition, rearrangement, liquidation, extension, reorganization or other relief of debtors now or hereafter existing is requested by a Party in Interest; or

(e)Adverse Court Action. A court of competent jurisdiction enters a stay order with respect to, assumes custody of or sequesters all or a substantial part of the Property, or the Property is taken on execution or by other process of law, if the subject of the court action results from a Casualty of a Taking, then subject to the provisions provided under Section 5 of this Mortgage; or

(f)Death or Suspension. Borrower or any persons(s) or entity(ies) comprising Borrower under the Loan Documents terminates or suspends its business (if a partnership, corporation or other entity) or any individual who is a guarantor dies and Borrower fails to replace that guarantor with another individual guarantor acceptable to Lender within sixty (60) days following the death of the prior (deceased) guarantor; or

(g)Franchise Agreement. The occurrence of any default or event of default under or termination of the Franchise Agreement exceeding the notice and cure period within such Franchise Agreement, including but not limited to any failure to comply with the requirements of the Franchisor with respect to any property improvement plan or similar requirement.

(h)Failure to Pay Taxes. The failure of the Borrower to pay any Property Taxes and Charges against the Property or any installment thereof or any Insurance Premiums payable with respect to any insurance policy covering the Property after providing Borrower thirty (30) day notice and opportunity to cure, shall constitute waste, as provided by Act No. 236 of the Illinois Public Acts of 1961 as amended (MCL 600.2927). Only if Borrower does not cure under the applicable cure period, then Borrower further hereby consents to the appointment of a receiver under said statute, should the Lender elect to seek such relief thereunder; or

(i)Default Under Other Agreements.  (i) Borrower shall (A) default in the payment of any indebtedness (other than the Secured Debt) beyond the period of grace, if any, provided in an instrument or agreement under which such indebtedness was created; or (B) default in the observance or performance of any agreement or condition relating to any indebtedness (other than the Secured Debt) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such indebtedness to become due prior to its stated maturity, or (ii) any indebtedness (other than the Secured Debt) of Borrower shall be declared to be (or shall become) due and payable, or required to be prepaid (other than by (A) a regularly scheduled required prepayment, or (ii) a mandatory (prepayment (unless such required prepayment or mandatory prepayment results from a default thereunder or an event of the type that constitutes and Event of Default)), prior to the stated maturity thereof; provided, however, that subpart (ii) does not apply to secured indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such indebtedness, if such sale or transfer is permitted under the documents providing for such indebtedness.

7.2Remedies. During the continuance of an Event of Default, Lender may, at any time thereafter, at its option and without notice, exercise any or all of the following remedies:

(a)Acceleration. Declare any and all indebtedness constituting a Secured Debt to be immediately due and payable, at which point such indebtedness shall be immediately due and payable;

(b)Foreclosure. Foreclose this Mortgage by instituting a foreclosure suit in any court having jurisdiction. Borrower hereby waives all right to appraisal allowed under any Laws, which appraisal may be obtained at the option of Lender; immediately upon the failure of the Borrower to pay the indebtedness secured hereby when due, whether by demand, on acceleration pursuant to Paragraph 7.2(a) hereof, or otherwise, Lender shall have the option, in addition to and not in lieu of or substitution for all other rights and remedies provided in this Mortgage, the Note or any other agreement or document or provided by law, and is hereby authorized and empowered by the Borrower, to do any or all of the following:

(1)Commence foreclosure proceedings against the Property through judicial proceedings or by advertisement, at the option of the Lender, pursuant to the statutes in such case made and provided, and to sell the Property or to cause the same to be sold at public sale, and to convey the same to the purchaser in accordance with said statutes in a single parcel or in several parcels at the option of Lender.

(2)Cause to be brought down to date an abstract or abstracts and tax histories of the Property, procure title insurance or title reports or, if necessary, procure new abstracts and tax histories.

(3)Obtain a receiver to manage the Property and collect the rents, profits and income therefrom as set forth in Paragraph 7.2(g).

(4)In the event of any sale of the Property by foreclosure, through judicial proceedings, by advertisement or otherwise, apply the proceeds of any such sale in the order following to: (i) all expenses incurred for the collection of the indebtedness secured hereby and the foreclosure of this Mortgage, including reasonable attorneys' fees and disbursements, or such attorneys' fees and disbursements as are permitted by law, (ii) all sums expended or incurred by the Lender directly or indirectly in carrying out the terms, covenants and agreements of this Mortgage, the Note and the other related agreements and documents, together with interest thereon as therein provided, (iii) all accrued and unpaid interest upon the indebtedness, (iv) the unpaid principal amount of the indebtedness, and (v) the surplus, if any there be, unless a court of competent jurisdiction decrees otherwise, to the Borrower.

(c)Offset Rights. Apply in satisfaction of the Secured Debt or any amount at any time to become due or payable in connection with the ownership, occupancy, use, restoration or repair of the Property, any deposits or other sums credited by or due from Lender to Borrower, including, without limitation, Insurance Proceeds, Taking Proceeds and funds held in the escrow account referred to in Paragraph 4.3.1;

(d)Cure of Default. Without releasing Borrower from any obligation, including, without limitation, Borrower's obligations created hereunder, under the Loan Documents, or under any other document that creates, secures, or relates to a Secured Debt, cure any Event of Default. In connection therewith, Lender may enter upon the Property and do such acts and things as Lender deems necessary or desirable to protect the Property or the Leases, including, without limitation: (i) paying, purchasing, contesting or compromising any encumbrance, charge, lien, or claim, Property Taxes and Charges or Property Liabilities, (ii) paying any Insurance Premiums, and (iii) employing counsel, accountants, contractors and other appropriate persons to assist Lender in the foregoing. Should Lender make any such payments, the amount thereof shall be secured hereby (provided, however, that the aggregate amount of the indebtedness secured hereby shall not exceed one hundred fifty percent (150%) of the initial indebtedness secured hereby) and Borrower shall reimburse Lender therefor immediately upon demand, and said amount shall bear interest at the Default Rate specified in the Note until repaid;

(e)Possession of Property. Take physical possession of the Property and of all books, records, documents and accounts relating thereto and exercise, without interference from Borrower, any and all rights which Borrower has with respect to the Property, including, without limitation, the right at Borrower's expense to rent and lease the same, to hire a professional property manager for the Property, and to apply any rents, royalties, income or profits collected to the reduction of the Secured Debt without in any way curing or waiving any default. If necessary to obtain possession as provided for above, Lender may, without exposure to liability from Borrower or other persons, invoke any and all legal remedies to dispossess Borrower, including, without limitation, one or more actions for forcible entry and detainer, trespass and restitution. In connection with any action taken by Lender pursuant to this subparagraph (e), Lender shall not be liable for any loss sustained by Borrower resulting from any failure to let the Property or from any other act or omission of Lender in managing the Property unless caused by the willful misconduct or gross negligence of Lender, nor shall Lender be obligated to perform or discharge any obligation, duty or liability under any Lease or by reason of any Loan Document. Borrower hereby agrees to indemnify, hold harmless and defend Lender from and against any liability, loss or damage incurred by Lender under any Lease or under the Loan Documents as a result of Lender's exercise of rights or remedies under any of the Loan Documents. Should Lender incur any such liability, the amount thereof shall be secured hereby and Borrower shall reimburse Lender therefor immediately upon demand, and said amount shall bear interest at the Default Rate specified in the Note until repaid. Lender shall have full power to make from time to time all alterations, renovations, repairs and replacements to the Property as may seem proper to Lender;

(f)Remedies under State Law. Lender shall have the right to exercise all rights under laws of the State of Illinois, whether or not herein specified;

(g)Receiver. Secure the appointment of a receiver or receivers, as a matter of right for the Property whether such receivership be incident to a proposed sale of such Property or otherwise, and without regard to the value of the Property or the solvency of Borrower. Borrower hereby consents to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by Lender. The appointment of such receiver, trustee or other appointee by virtue of any court order, or Laws shall not impair or in any manner prejudice the rights of Lender to receive payment of the rents and income pursuant to the Lease Assignment;

(h)Uniform Commercial Code Remedies. Exercise any and all rights of a secured party with respect to the Personalty under the Uniform Commercial Code of the State of Illinois and in conjunction with, in addition to or in substitution for those rights and remedies:

(1)take possession of, assemble and collect the Personalty or render it unusable by Borrower; and

(2)require Borrower to assemble the Personalty and make it available at any place Lender may designate so as to allow Lender to take possession or dispose of the Personalty.

Written notice mailed to Borrower, as provided herein, fifteen (15) days prior to the date of public sale of the Personalty or prior to the date after which private sale of the Personalty will be made, shall be deemed to have been a public sale conducted in a commercially reasonable manner, if held contemporaneously with a sale of Property as provided in this Mortgage. In the event of a foreclosure sale, whether made by Lender under the terms hereof, or under judgment of a court, the Personalty and the other parts of the Property may, at the option of Lender, be sold in parts or as a whole. It shall not be necessary that Lender take possession of the Personalty prior to the time that any sale pursuant to the provisions of this subparagraph is conducted and it shall not be necessary that the Personalty be present at the location of such sale;

A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS MORTGAGE OR ANY FINANCING STATEMENT RELATING TO THIS MORTGAGE SHALL BE SUFFICIENT AS A FINANCING STATEMENT TO THE EXTENT ALLOWED BY THE LAWS OF THE STATE OF MICHIGAN. THIS MORTGAGE IS EFFECTIVE AND SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL GOODS WHICH ARE OR ARE TO BECOME FIXTURES INCLUDED WITHIN THE PROPERTY AND IS TO BE FILED FOR RECORD IN THE REAL ESTATE RECORDS OF THE LOCATION IN THE STATE WHERE THE PROPERTY IS SITUATED. THE MAILING ADDRESS OF LENDER AND THE ADDRES OF BORROWER FROM WHICH

INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED ARE SET FORTH ON THE COVER SHEET HEREOF;

(i)Sale. Sell the Property under applicable laws of the State of Illinois;

(j)POWER OF SALE.  THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON THE OCCURRENCE OF AN EVENT OF DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE SALE OF THE PROPERTY IN CONNECTION THEREWITH, NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS THE PUBLICATION OF NOTICE IN A LOCAL NEWSPAPER AND THE POSTING OF A COPY OF THE NOTICE ON THE PROPERTY. THE BORROWER HEREBY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE STATE OF MICHIGAN TO A HEARING PRIOR TO THE SALE IN CONNECTION WITH FORECLOSURE OF THIS MORTGAGE BY ADVERTISEMENT AND ALL NOTICE REQUIREMENTS EXCEPT AS SET FORTH IN THE MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

(k)Judicial Actions. Commence and maintain an action or actions in any court of competent jurisdiction to foreclose this Mortgage pursuant to the Laws of the State of Illinois or to obtain specific enforcement of the covenants of Borrower hereunder. Borrower agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy;

(l)Subrogation. Have and exercise all rights and remedies of any person, entity or body politic to whom Lender renders payment or performance in connection with the exercise of its rights and remedies under the Loan Documents, including, without limitation, any rights or remedies under any mechanics' or vendors' lien or liens, superior titles, mortgages, deeds of trust, liens, encumbrances, rights, equities and charges of all kinds heretofore or hereafter existing on the Property to the extent that the same are paid or discharged from the proceeds of the Note whether or not released of record; and

(m)Other. Take such other actions or commence such other proceedings as Lender deems necessary or advisable to protect its interest in the Property and its ability to collect the Secured Debt as are available under Laws. In the case of the occurrence of an Event of Default under Paragraph 7.1 hereof, Lender shall have the right to take any and all action or to make any report or notification required by OFAC or any other applicable governmental entity or agency or by the Laws relating to the SDN list.

Any sums advanced by Lender under this Paragraph 7.2 shall bear interest at the Default Rate specified in the Note, shall be payable by Borrower on demand and, together with such interest, shall constitute a part of the Secured Debt.

All sums realized by Lender under this Paragraph 7.2, less all costs and expenses incurred by Lender under this Paragraph 7.2, including, without limitation, attorneys' fees and disbursements, property management fees, costs of alterations, renovations, repairs and replacements made or authorized by Lender and all expenses incident to Lender taking possession of the Property, and such sums as Lender deems appropriate as a reserve to meet future expenses of the Property, shall be applied to the Secured Debt in such order as Lender shall determine. Thereafter, any balance shall be paid to the person or persons legally entitled thereto.

7.3Holding Over. Should Borrower, during the continuance of an Event of Default, continue in possession of the Property, either lawfully or unlawfully, Borrower shall be a tenant from day to day, terminable at the will of either Borrower or Lender, at a reasonable market rate rental per diem, based upon the value of the Property occupied computed by Lender in its reasonable discretion, such rental to be due and payable daily to Lender.

7.4General Provisions.

(a)Multiple Sales. Several sales may be made pursuant to Paragraph 7.2 without exhausting Lender's right to such remedy for any unsatisfied part of the Secured Debt and without exhausting the power to exercise such remedy for any other part of the Secured Debt, whether matured at the time or subsequently maturing. If a part of the Property is sold pursuant to Paragraph 7.2, and the proceeds thereof do not fully pay and satisfy the Secured Debt, such sale, if so made, shall not in any manner affect the unpaid and unsatisfied part of the Secured Debt, but as to such unpaid and unsatisfied part, the Loan Documents shall remain in full force and effect as though no such sale had been made.

(b)Cumulative Remedies. All of the rights, remedies and options set forth in Paragraph 7.2 or otherwise available at law or in equity are cumulative and may be exercised without regard to the adequacy of or exclusion of any other right, remedy, option or security held by Lender.

(c)Right to Purchase. At any sale or sales of the Property pursuant to Paragraph 7.2, Lender shall have the right to purchase the Property being sold, and in such cases the right to credit against the amount of the outstanding indebtedness.

(d)Right to Terminate Proceedings. Lender may, at any time before conclusion of any proceeding or other action brought in connection with its exercise of the remedies provided for in Paragraph 7.2, terminate, without prejudice to Lender, such proceedings or actions. Borrower does not waive its rights to request a stay in enforcement of the terms of this lease, including Lender's termination rights.

(e)No Waiver or Release. Lender may resort to any remedies and the security given by the Loan Documents in whole or in part, and in such portions and in such order as may seem best to Lender in its sole unfettered discretion, and any such action shall riot in any way be considered as a waiver of any of the rights, benefits or remedies evidenced by the Loan Documents. The failure of Lender to exercise any right, remedy or option provided for in the Loan Documents shall not be deemed to be a waiver of any of the covenants or obligations secured by the Loan Documents. No sale of all or any of the Property, no forbearance on the part of Lender and no extension of the time for the payment of the whole or any part of the Secured Debt or any other indulgence given by Lender to Borrower or any other person or entity, shall operate to release or in any manner affect Lender's interest in the Property or the liability of Borrower to pay the Secured Debt.

(f)Waivers and Agreements Regarding Remedies. To the full extent Borrower may do so, Borrower hereby:

(1)Intentionally Omitted

(2)waives all rights to a marshalling of the assets of Borrower, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any Law pertaining to the marshalling of assets, the sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Lender under the terms of the Loan Documents, or any other applicable loan documentation to a sale of the Property for the collection of the Secured Debt without any prior or different resort for collection, or the right of Lender to the payment of the Secured Debt out of proceeds of sale of the Property in preference to every other claimant whatsoever;

(3)Intentionally Omitted

(4)waives and relinquishes any and all rights and remedies which Borrower may have or be able to assert by reason of the provisions of any Laws pertaining to the rights and remedies of sureties; and

(5)waives the defense of laches and any applicable statutes of limitation.

(g)Lender's Discretion.Lender may exercise its options and remedies under any of the Loan Documents in its reasonable discretion, and only after any applicable cure periods.

(h)Sales. In the event of a sale or other disposition of the Property pursuant to Section 7.2 and the execution of a deed or other conveyance pursuant thereto, the recitals therein of facts (such as default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchase, payment of purchase money and other facts affecting the regularity or validity of such sale or disposition) shall be conclusive proof of the truth of such facts. Any such deed or conveyance shall be conclusive against all persons as to such facts recited therein.

The acknowledgment of the receipt of the purchase money, contained in any deed or conveyance executed as aforesaid, shall be sufficient to discharge the grantee of all obligations to see to the proper application of the consideration therefor as herein provided. The purchaser at any trustee's or foreclosure sale hereunder may disaffirm any easement granted or rental agreement or Lease made in violation of any provision of the Loan Documents, and may take immediate possession of the Property free from, and despite the terms of such grant of easement and rental or Lease.

8.Possession and Defeasance.

8.1Possession. Until the occurrence of an Event of Default and except as otherwise expressly provided to the contrary, Borrower shall retain full possession of the Property, subject, however, to all of the terms and provisions of the Loan Documents.

8.2Defeasance. If all of the Secured Debt is paid as the same becomes due and payable and if all of the covenants, warranties, conditions, undertakings and agreements made in the Loan Documents are kept and performed, then in that event only, all rights under the

Loan Documents shall terminate and the Property shall become wholly clear of the liens, grants, security interests, conveyance and assignments evidenced hereby, and Lender shall release or cause to be released, such liens, grants, assignments, conveyances and security interests in due form at Borrower's cost, and this Mortgage shall be void.

Recitals of any matters or facts in any instrument executed hereunder shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, such an instrument may describe the grantee as "the person or persons legally entitled thereto." Lender shall not have any duty to determine the rights of persons claiming to be rightful grantees of any of the Property. When the Property has been fully released, such release shall operate as a reassignment of all future rents, issues and profits of the Property to the person or persons legally entitled thereto, unless such release expressly provides to the contrary.

9.General.

9.1Lender's Right to Waive, Consent or Release. Lender may at any time and from time to time, in writing: (a) waive compliance by Borrower with any covenant herein made by Borrower to the extent and in the manner specified in such writing; (b) consent to Borrower doing any act which Borrower is prohibited hereunder from doing, or consent to Borrower's failing to do any act which Borrower is required hereunder to do, to the extent and in the manner specified in such writing; or (c) release any part of the Prope1iy, or any interest therein from this Mortgage and the lien created by the Loan Documents or any other applicable loan documentation. No such act shall in any way impair the rights hereunder of Lender, except to the extent specifically agreed to by Lender in such writing.

9.2No Impairment. The interests and rights of Lender under the Loan Documents shall not be impaired by any indulgence, including, without limitation, (a) any renewal, extension or modification which Lender may grant with respect to any of the Secured Debt, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant in respect of the Property or any interest therein, or (c) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Secured Debt.

9.3Amendments. The Loan Documents may not be waived, changed or discharged orally, but only by an agreement in writing and signed by Lender, and any oral waiver, change or discharge of any provision of the Loan Documents shall be without authority and of no force and effect. Such waiver, change or discharge shall be effective only in the specific instances and for the purposes for which given and to the extent therein specified.

9.4No Usury. Any provision contained in any of the Loan Documents notwithstanding, Lender shall not be entitled to receive or collect, nor shall Borrower be obligated to pay interest on, any of the Secured Debt in excess of the maximum rate of interest permitted by applicable Laws, and if any provision of the Loan Documents shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by such Laws, the provisions of this Paragraph 9.4 shall control unless contrary or inconsistent with any provision of the Note, in which case the provisions of the Note shall control. Borrower's and Lender's intent is to conform strictly to the usury laws now in force, and the Loan Documents evidencing or relating to any of the Secured Debt shall be held subject to reduction to conform to said Laws as now or hereafter construed.

9.5Notices. Any notice, request, demand or other communication required or permitted under the Loan Documents (unless otherwise expressly provided therein) shall be given in writing by delivering the same in person to the intended addressee, by overnight courier service with guaranteed next day delivery or by certified United States Mail, postage prepaid or telegram sent to the intended addressee at the applicable addresses of the parties set forth above or to such different addresses as either Borrower or Lender shall have designated by written notice to the other sent in accordance herewith. Such notices shall be deemed given when received or, if earlier, in the case of delivery by certified United States Mail, two (2) days after deposit therein. No notice or demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances.

9.6Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Borrower, and any permitted successors and assigns of Borrower, and shall inure to the benefit of Lender and its successors, substitutes and assigns, and shall constitute covenants running with the Land. All references in this Mortgage to Borrower or Lender shall be deemed to include all such successors, substitutes and assigns. If, in contravention of the provisions of this Mortgage or otherwise, ownership of the Property or any portion thereof becomes vested in a person other than Borrower, Lender may, without notice to the Borrower, whether or not Lender has given written consent to such change in ownership, deal with such successor or successors in interest with reference to the Loan Documents and the Secured Debt in the same manner as with Borrower, without in any way violating or discharging Lender's remedies under or Borrower's liability under the Loan Documents or on the Secured Debt.

9.7Severability. A determination that any prov1s1on of the Loan Documents is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of the Loan Documents to any person or circumstances is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

9.8Gender and Construction. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. References in this Mortgage to "herein", "hereunder" or "hereby" shall refer to this entire Mortgage, unless the context otherwise requires. When the phrase "in its sole unfettered discretion" is used in the Loan Documents with respect to Lender, it shall permit Lender to evaluate such criteria as it chooses in approving or disapproving the requested or pending action without regard to the reasonableness of such criteria or Lender's ultimate decision.

9.9Limitation of Liability. The personal liability of Borrower and its partners for the obligations, covenants, agreements, representations and warranties contained within the Loan Documents, as well as the obligations arising hereunder, are and shall be limited to the extent set forth in the Note.

9.10Modifications. References to any of the Loan Documents in this Mortgage shall be deemed to include all amendments, modifications, extensions and renewals thereof.

9.11Governing Laws. This Mortgage shall be construed according to and governed by the laws of the State of Illinois, provided, however, that certain of the Loan Documents are governed by the laws of the State of Georgia.

9.12Captions. All paragraph and subparagraph captions are for convenience of reference only and shall not affect the construction of any provision herein.

9.13Acknowledgement of Receipt. Borrower hereby acknowledges receipt, without charge, of a true and complete copy of this Mortgage.

9.14Exhibits. The following are the Exhibits referred to m this Mortgage, which are hereby incorporated by reference herein:

Exhibit A - Property Description

Exhibit B - Personal Property Description

Exhibit C - Ground Lease Provisions

9.15Waiver of Jury Trial. After consultation with counsel and recognizing that any dispute hereunder will be commercial in nature and complex, and in order to minimize the costs and time involved in any dispute resolution process, each of Lender and the undersigned knowingly, voluntarily, and intentionally waive any right to a trial by jury with respect to any litigation based upon this transaction or this instrument, or arising out of, under, or in connection with any of the other Loan Documents executed in connection with this transaction, or respecting any course of conduct, course of dealing, statement (whether verbal or written) or action of any party and acknowledge that this provision is a material inducement for entering into this loan transaction by all parties.

9.16MAXIMUM AMOUNT SECURED. This Mortgage shall secure the maximum principal amount of up to EIGHT MILLION EIGHT HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($8,850,000.00), together with interest thereon and such other amounts as shall become due and owing pursuant to this Mortgage and the other Loan Documents.

9.18ASSIGNMENT OF LEASES AND RENTS. Lender shall be entitled to all of the rights and benefits conferred by Act No. 210 of the Illinois Public Acts of 1953 as amended by Act No. 151 of the Illinois Public Acts of 1966 (MCL 554.231, et seq.), and Act No. 228 of the Illinois Public Acts of 1925 as amended by Act No. 55 of the Illinois Public Acts of 1933 (MCL 554.211, et seq.).

9.19FUTURE ADVANCES. This Mortgage shall be deemed a future advance mortgage as described in Act No. 348 of the Illinois Public Acts of 1990 (MCL 565.901 et seq.) and all future advances made pursuant to the Note and other Loan Documents shall have the same priority as if such future advance was made at the time this Mortgage is recorded.

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IN WITNESS WHEREOF, Borrower has on the date set forth in the acknowledgment hereto, effective as of the date first above written, caused this instrument to be duly executed and delivered by authority duly given.

LF3 NORTHBROOK, LLC
a Delaware limited liability company

	By:	Lodging Fund REIT III OP, LP
a Delaware limited partnership
its Sole Member

		By:	Lodging Fund REIT III, Inc.
a Maryland corporation,
its General Partner

		By:	/s/ Sam Montgomery (SEAL)
			Name:	Samuel C. Montgomery
			Its:	Chief Operating Officer

STATE OF NORTH DAKOTA )
COUNTRY OF CASS )

State of North Dakota, Country of Cass, this record was acknowledged before me on November 24, 2021 by Samuel C. Montgomery, Chief Operating Officer of Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP, Sole Member of LF3 Northbrook, LLC, a Delaware limited liability company.

/s/ Jennifer Kleinwachter
Notary Public

[Stamp]

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LF3 NORTHBROOK TRS, LLC
a Delaware limited liability company

	By:	Lodging Fund REIT III TRS, Inc.
a Delaware corporation
its Sole Member

		By:	Lodging Fund REIT III OP, LP
a Delaware limited partnership
its Sole Shareholder

			By:	Lodging Fund REIT III, Inc.
a Maryland corporation,
its General Partner

			By:	/s/ Sam Montgomery (SEAL)
				Name:	Samuel C. Montgomery
				Its:	Chief Operating Officer

STATE OF NORTH DAKOTA )
COUNTRY OF CASS )

State of North Dakota, Country of Cass, this record was acknowledged before me on November 24, 2021 by Samuel C. Montgomery, Chief Operating Officer of Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP, Sole Shareholder of Lodging Fund REIT III TRS, Inc., Sole Member of LF3 Northbrook, LLC, a Delaware limited liability company.

/s/ Jennifer Kleinwachter
Notary Public

[Stamp]

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EXHIBIT "A"

(legal description)

PARCEL l:

SUB-LEASEHOLD ESTATE, AS LEASEHOLD ESTATE IS DEFINED IN PARAGRAPH I (C) OF THE ALTA FORM 13.0/13.1, CREATED BY THE INSTRUMENT HEREIN REFERRED TO AS THE AGREEMENT OF SUBLEASE, SAID AGREEMENT OF SUBLEASE AGREEMENT DATED JANUARY 24, 2007, HAVING A COMMENCEMENT DATE OF JANUARY 24, 2007 AND AN EXPIRATION DATE OF DECEMBER 31, 2127 IF ALL EXTENSION OPTIONS ARE EXERCISED, ORIGINALLY BY AND BETWEEN NORTHBROOK HOTEL GROUP L.P., AN ILLINOIS LIMITED PARTNERSHIP, AS SUBTENANT, AND FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS SUBLANDLORD, ("LEASE AGREEMENT") (SAID SUBLANDLORD'S INTEREST IN THE LAND WAS CREATED BY THAT GROUND LEASE MEMORIALIZED BY THAT CERTAIN SHORT FORM AND MEMORANDUM OF GROUND LEASE RECORDED JULY 31, 2006 AS DOCUMENT NUMBER 0621218089, BY AND BETWEEN CHICAGO TITLE LAND TRUST COMPANY, AS TRUSTEE UNDER TRUST AGREEMENT DATED MAY 31, 2006 AND KNOWN AS TRUST NUMBER 1114332, AS LESSOR, AND FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AS LESSEE, AND ASSIGNMENT AND ASSUMPTION OF AGREEMENT RECORDED NOVEMBER 24,2010 AS DOCUMENT NUMBER I 032842097, BY AND BETWEEN FCL FOUNDERS DRIVE, LLC, AN ILLINOIS LIMITED LIABILITY COMPANY,ASSIGNOR, TO WILLOW INVESTMENTS PARTNERS, LLC, A DELAWARE LIMITED LIABILITY COMPANY, ASSIGNEE; AND GROUND LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED MAY 22, 2014 AS DOCUMENT NUMBER 1414235203, BY AND BETWEEN CHICAGO TITLE LAND TRUST COMPANY, AS TRUSTEE UNDER TRUST AGREEMENT DATED MAY 31, 2006 AND KNOWN AS TRUST NUMBER 1114332, ASSIGNOR, TO PARCEL SE-IB-2 LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNEE). THE AGREEMENT OF SUBLEASE IS MEMORIALIZED BY THAT CERTAIN MEMORANDUM OF AGREEMENT OF SUBLEASE RECORDED ON MAY 17, 2007 AS DOCUMENT NUMBER 0713739089; AND ASSIGNMENT OF AGREEMENT OF SUBLEASE RECORDED ON AUGUST 22, 2019 AS DOCUMENT NUMBER 1923415100, BY AND BETWEEN NORTHBROOK HOTEL GROUP, L.P., AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNOR, TO BSPRT NORTHBROOK, LLC, A DELA WARE LIMITED LIABILITY COMPANY, ASSIGNEE; AND MEMORANDUM OF SUBLEASE ASSIGNMENT AND ASSUMPTION AGREEMENT RECORDED OCTOBER 15, 2019 AS DOCUMENT NUMBER 1928822159, BY AND BETWEEN WILLOW INVESTMENT PARTNERS, LLC, A DELA WARE LIMITED LIABILITY COMPANY, ASSIGNOR, TO PARM HOTEL MANAGEMENT NORTHBROOK LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, ASSIGNEE, IN THE PUBLIC RECORDS OF COOK COUNTY, ILLINOIS, THE FOLLOWING DESCRIBED PREMISES (EXCEPT THE BUILDINGS AND IMPROVEMENTS LOCATED ON THE LAND), TO WIT:

THAT PART OF LOT SE-1 BIN TECHNY PARCEL SE-I, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23. AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL

(Signature Page to Mortgage)

MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NUMBER 0001007540, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE-I B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-I B THE FOLLOWING EIGHT (8) COURSES DISTANCES: I) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST. 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST, 282.03 FEET; 3) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST, 173.10 FEET; 4) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 115.60 FEET; 5) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST, 132.97 FEET; 6) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST, 131.03 FEET; 7) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST, 126.59 FEET; 8) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST, 37.43 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST, 55.26 FEET FOR THE PLACE OF BEGINNING;

THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 84 DEGREES 09 MINUTES 51 SECONDS EAST, 5.53 FEET TO A POINT OF TANGENCY; THENCE SOUTH 20 DEGREES 44 MINUTES 29 SECONDS EAST, 14.50 FEET; THENCE NORTH 69 DEGREES 15 MINUTES 31 SECONDS EAST, 27.21 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 117.81 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 14.50 FEET TO A POINT OF CURVATURE;

THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 4.00 FEET. HAVING A CHORD BEARING OF SOUTH 88 DEGREES 41 MINUTES 50 SECONDS EAST, 12.57 FEET TO A POINT OF TANGENCY; THENCE; SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST, 14.50 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 136.00 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 58 DEGREES 47 MINUTES 41 SECONDS EAST, 5.02 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE SOUTHWEST, HA YING A RADIUS OF 28.00 FEET, HAVING A CHORD BEARING OF SOUTH 35 DEGREES 36 MINUTES 39 SECONDS EAST, 27.47 FEET TOA POINT OF COMPOUND CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE NORTHWEST, HAYING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 42 DEGREES 12 MINUTES 07 SECONDS WEST, 4.34 FEET TO A POINT OF TANGENCY; THENCE NORTH 88 DEGREES 05 MINUTES IO SECONDS WEST, 15.65 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCA VE TO THE WEST AND NONTAN GENT TO THE LAST DESCRIBED LINE, HA YING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH 04 DEGREES 38 MINUTES 09 SECONDS WEST, 82.00 FEET; THENCE SOUTH 82 DEGREES 38 MINUTES 31 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 14.49 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 4.07 FEET. HAVING A CHORD BEARING OF SOUTH 07 DEGREES 37 MINUTES 25 SECONDS WEST, 12.82 FEET TO A POINT OF TANGENCY; THENCE NORTH 82 DEGREES 06 MINUTES 39 SECONDS WEST, 14.49 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH IO DEGREES 36 MINUTES 40 SECONDS

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WEST, 82.00 FEET; THENCE SOUTH 76 DEGREES 40 MINUTES 00 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.00 FEET TO A POINT OF CURVATURE;

THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 31 DEGREES 35 MINUTES 07 SECONDS EAST, 3.93 FEET TOA POINT OF TANGENCY; THENCE SOUTH 14 DEGREES 12 MINUTES 29 SECONDS WEST, 21 90 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 14.92 FEET, HAVING A CHORD BEARING OF SOUTH 82 DEGREES 15 MINUTES 20 SECONDS WEST, 35.45 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 03 MINUTES 50 SECONDS WEST, 3.81 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 2.53 FEET. HAVING A CHORD BEARING OF NORTH 12 DEGREES 46 MINUTES 21 SECONDS EAST, 3.87 FEET TO A POINT OF TANGENCY; THENCE NORTH 57 DEGREES 15 MINUTES 50 SECONDS EAST, 16.03 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAYING A RADIUS OF 185.00 FEET, HAVING A CHORD BEARING OF NORTH 54 DEGREES 39 MINUTES 39 SECONDS WEST, 142.58 FEET; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.02 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 57 DEGREES 50 MINUTES 09 SECONDS WEST, 3.89 FEET TO A POINT OF TANGENCY; THENCE NORTH 78 DEGREES 24 MINUTES 11 SECONDS WEST, 4.74 FEET; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE SOUTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 25.78 FEET, HAVING A CHORD BEARING OF SOUTH 25 DEGREES 23 MINUTES 29 SECONDS EAST, 0.89 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 20.54 FEET, HAVING A CHORD BEARING OF SOUTH 02 DEGREES 38 MINUTES 48 SECONDS EAST, 15.60 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HA YING A RADIUS OF 28.40 FEET, HAVING A CHORD BEARING OF SOUTH 29 DEGREES 01 MINUTES 55 SECONDS WEST, 9.84 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHWESTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE WEST, HAVING A RADIUS OF 13.94 FEET, HAYING A CHORD BEARING OF SOUTH 39 DEGREES 21 MINUTES 39 SECONDS WEST, 0.20 FEET; THENCE SOUTH 78 DEGREES 18 MINUTES 43 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.67 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.48 FEET, HAVING A CHORD BEARING OF SOUTH 32 DEGREES 15 MINUTES 20 SECONDS EAST, 3.98 FEET TO A POINT OF TANGENCY; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST, 15.98 FEET;

THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 123.00 FEET, HAVING A CHORD BEARING OF SOUTH 61 DEGREES 49 MINUTES 56 SECONDS EAST, 64.01 FEET; THENCE NORTH 38 DEGREES 52 MINUTES 47 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.85 FEET TO A POINT OF CURVATURE;

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THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 15 MINUTES 10 SECONDS EAST, 4.13 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE SOUTHWEST, HAYING A RADIUS OF 141.50 FEET, HAVING A CHORD BEARING OF SOUTH 38 DEGREES 59 MINUTES 37 SECONDS EAST, 36.46 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY AND WESTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE NORTHWEST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 29 MINUTES 54 SECONDS WEST, 23.78 FEET TO A POINT OF TANGENCY; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST, 13.33 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 23 MINUTES 26 SECONDS WEST, 3 93 FEET TO A POINT OF TANGENCY; THENCE NORTH 14 DEGREES 36 MINUTES 34 SECONDS EAST, 15.99 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 528.00 FEET, HAVING A CHORD BEARING OF NORTH 83 DEGREES 17 MINUTES 44 SECONDS WEST, 150.31 FEET; THENCE SOUTH O 1 DEGREES 23 MINUTES 48 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.99 FEET TO A POINT OF CURVATURE;

THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 44 DEGREES 14 MINUTES 50 SECONDS WEST, 3.98 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 40.00 FEET, HAVING A CHORD BEARING OF NORTH 59 DEGREES 39 MINUTES 47 SECONDS WEST, 42.51 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 21.22 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE SOUTHEAST, HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 27 DEGREES 47 MINUTES 03 SECONDS EAST, 19.90 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 2.47 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCA VE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 50 DEGREES 12 MINUTES 52 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 28.00 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 39 DEGREES 47 MINUTES 08 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 0.95 FEET; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 26.09 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 07 MINUTES 41 SECONDS WEST, 4.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.58 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 40 MINUTES 41 SECONDS WEST, 15.58 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 28.12 FEET, HAVING A CHORD BEARING OF NORTH 24 DEGREES 56 MINUTES 16 SECONDS EAST, 6.80 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.44 FEET TO A POINT OF CURVATURE;

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THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 3.00 FEET, HAVING A CHORD BEARING OF NORTH 50 DEGREES 12 MINUTES 52 SECONDS WEST, 4.71 FEET TO A POINT OF TANGENCY; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 15.50 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 42.00 FEET; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HA YING A CHORD BEARING OF SOUTH 39 DEGREES 47 MINUTES 08 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 8.51 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF 10.00 FEET, HAVING A CHORD BEARING OF NORTH 62 DEGREES 12 MINUTES 57 SECONDS WEST, 11.52 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 5.31 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 50.00 FEET, HAVING A CHORD BEARING OF NORTH 18 DEGREES 24 MINUTES 45 SECONDS WEST, 18.86 FEET TO A POINT OF COMPOUND CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HA YING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 38 DEGREES 35 MINUTES 20 SECONDS EAST, 4.03 FEET TO A POINT OF TANGENCY;

THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 15.96 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 64.00 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD SEARING OF NORTH 49 DEGREES 57 MINUTES 45 SECONDS WEST, 3.95 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HA YING A RADIUS OF 58.00 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 02 MINUTES 35 SECONDS EAST, 15.70 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAYING A RADIUS OF 20.00 FEET, HAVING A CHORD BEARING OF NORTH 21 DEGREES 36 MINUTES 17 SECONDS EAST, 7.55 FEET TO A POINT OF TANGENCY; THENCE NORTH 32 DEGREES 24 MINUTES 47 SECONDS EAST, 30.92 FEET TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

PARCEL 2:

BUILDING AND IMPROVEMENTS LOCATED ON THE REAL PROPERTY KNOWN AS 1110 WILLOW ROAD, NORTHBROOK, ILLINOIS 60062, BUT EXPRESSLY EXCLUDING ANY LAND UNDER OR NEAR THE BUILDING AND IMPROVEMENTS. THE BUILDING AND IMPROVEMENTS IS LOCATED ON THE FOLLOWING DESCRIBED TRACT OF LAND:

THAT PART OF LOT SE-IB IN TECHNY PARCEL SE-1, BEING A SUBDIVISION OF PART OF THE SOUTHWEST QUARTER OF SECTION 14, AND PART OF THE NORTHWEST QUARTER OF SECTION 23. AND PART OF THE NORTHEAST QUARTER OF SECTION 23, ALL IN TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO PLAT THEREOF RECORDED DECEMBER 22, 2000, AS DOCUMENT NUMBER 0001007540, DESCRIBED AS FOLLOWS:

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COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT SE- I B; THENCE NORTHERLY ALONG THE WEST LINE OF SAID LOT SE-I B THE FOLLOWING EIGHT (8) COURSES DISTANCES: I) NORTH 12 DEGREES 07 MINUTES 24 SECONDS EAST. 376.79 FEET; 2) NORTH 36 DEGREES 57 MINUTES 13 SECONDS EAST, 282.03 FEET; 3) NORTH 01 DEGREES 05 MINUTES 24 SECONDS WEST, 173.10 FEET; 4) NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 115.60 FEET; 5) NORTH 82 DEGREES 11 MINUTES 33 SECONDS WEST, 132.97 FEET; 6) NORTH 00 DEGREES 24 MINUTES 56 SECONDS WEST, 131.03 FEET; 7) NORTH 81 DEGREES 48 MINUTES 23 SECONDS EAST, 126.59 FEET; 8) NORTH 43 DEGREES 14 MINUTES 15 SECONDS EAST, 37.43 FEET; THENCE SOUTH 46 DEGREES 45 MINUTES 45 SECONDS EAST, 55.26 FEET FOR THE PLACE OF BEGINNING; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 84 DEGREES 09 MINUTES 51 SECONDS EAST, 5.53 FEET TO A POINT OF TANGENCY; THENCE SOUTH 20 DEGREES 44 MINUTES 29 SECONDS EAST, 14.50 FEET; THENCE NORTH 69 DEGREES 15 MINUTES 31 SECONDS EAST, 27.21 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 117.81 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 14.50 FEET TO A POINT OF CURVATURE;

THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 4.00 FEET. HAVING A CHORD BEARING OF SOUTH 88 DEGREES 41 MINUTES 50 SECONDS EAST, 12.57 FEET TO A POINT OF TANGENCY; THENCE; SOUTH 01 DEGREES 18 MINUTES 05 SECONDS WEST, 14.50 FEET; THENCE SOUTH 88 DEGREES 41 MINUTES 55 SECONDS EAST, 136.00 FEET; THENCE NORTH 01 DEGREES 18 MINUTES 05 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 58 DEGREES 47 MINUTES 41 SECONDS EAST, 5.02 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 28.00 FEET, HAVING A CHORD BEARING OF SOUTH 35 DEGREES 36 MINUTES 39 SECONDS EAST, 27.47 FEET TOA POINT OF COMPOUND CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 42 DEGREES 12 MINUTES 07 SECONDS WEST, 4.34 FEET TO A POINT OF TANGENCY; THENCE NORTH 88 DEGREES 05 MINUTES IO SECONDS WEST, 15.65 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCA VE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HA YING A RADIUS OF 863.00 FEET, HA YING A CHORD BEARING OF SOUTH 04 DEGREES 38 MINUTES 09 SECONDS WEST, 82.00 FEET; THENCE SOUTH 82 DEGREES 38 MINUTES 31 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 14.49 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCA VE TO THE WEST, HAYING A RADIUS OF 4.07 FEET. HAYING A CHORD BEARING OF SOUTH 07 DEGREES 37 MINUTES 25 SECONDS WEST, 12.82 FEET TO A POINT OF TANGENCY; THENCE NORTH 82 DEGREES 06 MINUTES 39 SECONDS WEST, 14.49 FEET; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 863.00 FEET, HAVING A CHORD BEARING OF SOUTH IO DEGREES 36 MINUTES 40 SECONDS WEST, 82.00 FEET; THENCE SOUTH 76

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DEGREES 40 MINUTES 00 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 16.00 FEET TO A POINT OF CURVATURE;

THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 31 DEGREES 35 MINUTES 07 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 14 DEGREES 12 MINUTES 29 SECONDS WEST, 21 90 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE NORTH, HAVING A RADIUS OF 14.92 FEET, HAVING A CHORD BEARING OF SOUTH 82 DEGREES 15 MINUTES 20 SECONDS WEST, 35.45 FEET TO A POINT OF TANGENCY; THENCE NORTH 31 DEGREES 03 MINUTES 50 SECONDS WEST, 3.81 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 2.53 FEET. HAVING A CHORD BEARING OF NORTH 12 DEGREES 46 MINUTES 21 SECONDS EAST, 3.87 FEET TO A POINT OF TANGENCY; THENCE NORTH 57 DEGREES 15 MINUTES 50 SECONDS EAST, 16.03 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HA YING A RADIUS OF 185.00 FEET, HAVING A CHORD BEARING OF NORTH 54 DEGREES 39 MINUTES 39 SECONDS WEST, 142.58 FEET; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST ALONG A LINE NONTANGENTTO THE LAST DESCRIBED CURVE, 16.02 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HA YING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 57 DEGREES 50 MINUTES 09 SECONDS WEST, 3.89 FEET TO A POINT OF TANGENCY; THENCE NORTH 78 DEGREES 24 MINUTES 11 SECONDS WEST, 4.74 FEET; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 25.78 FEET, HAVING A CHORD BEARING OF SOUTH 25 DEGREES 23 MINUTES 29 SECONDS EAST, 0.89 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 20.54 FEET, HA YING A CHORD BEARING OF SOUTH 02 DEGREES 38 MINUTES 48 SECONDS EAST, 15.60 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE WEST, HAVING A RADIUS OF 28.40 FEET, HAVING A CHORD BEARING OF SOUTH 29 DEGREES 01 MINUTES 55 SECONDS WEST, 9.84 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHWESTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE WEST, HAVING A RADIUS OF 13.94 FEET, HA YING A CHORD BEARING OF SOUTH 39 DEGREES 21 MINUTES 39 SECONDS WEST, 0.20 FEET; THENCE SOUTH 78 DEGREES 18 MINUTES 43 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.67 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 2.48 FEET, HAVING A CHORD BEARING OF SOUTH 32 DEGREES 15 MINUTES 20 SECONDS EAST, 3.98 FEET TO A POINT OF TANGENCY; THENCE SOUTH 13 DEGREES 15 MINUTES 35 SECONDS WEST, 15.98 FEET;

THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HAVING A RADIUS OF 123.00 FEET, HA YING A CHORD BEARING OF SOUTH 61 DEGREES 49 MINUTES 56 SECONDS EAST, 64.01 FEET; THENCE NORTH 38 DEGREES 52 MINUTES 47 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.85 FEET TO A POINT OF CURVATURE;

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THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 2.50 FEET, HA YING A CHORD BEARING OF NORTH 86 DEGREES 15 MINUTES IO SECONDS EAST, 4.13 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHWEST, HAVING A RADIUS OF 141.50 FEET, HAYING A CHORD BEARING OF SOUTH 38 DEGREES 59 MINUTES 37 SECONDS EAST, 36.46 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHERLY AND WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF I 0.00 FEET, HAVING A CHORD BEARING OF SOUTH 36 DEGREES 29 MINUTES 54 SECONDS WEST, 23.78 FEET TO A POINT OF TANGENCY; THENCE NORTH 75 DEGREES 23 MINUTES 26 SECONDS WEST, 13.33 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 23 MINUTES 26 SECONDS WEST, 3 93 FEET TO A POINT OF TANGENCY; THENCE NORTH 14 DEGREES 36 MINUTES 34 SECONDS EAST, 15.99 FEET; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTH AND NONTANGENT TO THE LAST DESCRIBED LINE, HA YING A RADIUS OF 528.00 FEET, HAVING A CHORD BEARING OF NORTH 83 DEGREES 17 MINUTES 44 SECONDS WEST, 150.31 FEET; THENCE SOUTH 01 DEGREES 23 MINUTES 48 SECONDS EAST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 15.99 FEET TO A POINT OF CURVATURE;

THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 44 DEGREES 14 MINUTES 50 SECONDS WEST, 3.98 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHWESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 40.00 FEET, HA YING A CHORD BEARING OF NORTH 59 DEGREES 39 MINUTES 47 SECONDS WEST, 42.51 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 21.22 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY AND EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HA YING A RADIUS OF 10.00 FEET, HA YING A CHORD BEARING OF NORTH 27 DEGREES 47 MINUTES 03 SECONDS EAST, 19.90 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 2.47 FEET TO A POINT OF CURVATURE; THENCE SOUTHERLY ALONG AN ARC OF A CURVE CONCA VE TO THE SOUTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 50 DEGREES 12 MINUTES 52 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 28.00 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 39 DEGREES 47 MINUTES 08 SECONDS EAST, 3.93 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 0.95 FEET; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 26.09 FEET, HAVING A CHORD BEARING OF NORTH 30 DEGREES 07 MINUTES 41 SECONDS WEST, 4.34 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCA VE TO THE EAST, HAVING A RADIUS OF 20.58 FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 40 MINUTES 41 SECONDS WEST, 15.58 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 28.12 FEET, HAVING A CHORD BEARING OF NORTH 24 DEGREES 56 MINUTES 16 SECONDS EAST, 6.80 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST ALONG A LINE NONTANGENT TO THE LAST DESCRIBED CURVE, 2.44 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTHEAST,

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HAVING A RADIUS OF 3.00 FEET, HAVING A CHORD BEARING OF NORTH 50 DEGREES 12 MINUTES 52 SECONDS WEST, 4.71 FEET TO A POINT OF TANGENCY; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 15.50 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 42.00 FEET; THENCE SOUTH 05 DEGREES 12 MINUTES 52 SECONDS EAST, 16.00 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCA VE TO THE NORTHWEST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF SOUTH 39 DEGREES 47 MINUTES 08 SECONDS WEST, 3.93 FEET TO A POINT OF TANGENCY; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 8.51 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE NORTH HAVING A RADIUS OF I 0.00 FEET, HAVING A CHORD BEARING OF NORTH 62 DEGREES 12 MINUTES 57 SECONDS WEST, 11.52 FEET TO A POINT OF TANGENCY; THENCE NORTH 29 DEGREES 13 MINUTES 03 SECONDS WEST, 5.3 I FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 50.00 FEET, HAVING A CHORD BEARING OF NORTH 18 DEGREES 24 MINUTES 45 SECONDS WEST, 18.86 FEET TO A POINT OF COMPOUND CURVATURE; THENCE EASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD BEARING OF NORTH 38 DEGREES 35 MINUTES 20 SECONDS EAST, 4.03 FEET TO A POINT OF TANGENCY; THENCE NORTH 84 DEGREES 47 MINUTES 08 SECONDS EAST, 15.96 FEET; THENCE NORTH 05 DEGREES 12 MINUTES 52 SECONDS WEST, 64.00 FEET; THENCE SOUTH 84 DEGREES 47 MINUTES 08 SECONDS WEST, 16.00 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCA VE TO THE NORTHEAST, HAVING A RADIUS OF 2.50 FEET, HAVING A CHORD SEARING OF NORTH 49 DEGREES 57 MINUTES 45 SECONDS WEST, 3.95 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 58.00  FEET, HAVING A CHORD BEARING OF NORTH 03 DEGREES 02 MINUTES 35 SECONDS EAST, 15.70 FEET TO A POINT OF COMPOUND CURVATURE; THENCE NORTHEASTERLY ALONG AN ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 20.00 FEET, HAVING A CHORD BEARING OF NORTH 21 DEGREES 36 MINUTES 17 SECONDS EAST, 7.55 FEET TO A POINT OF TANGENCY; THENCE NORTH 32 DEGREES 24 MINUTES 47 SECONDS EAST, 30.92 FEET TO THE PLACE OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS.

PARCEL 3:

A NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL I AS CREATED BY DECLARATION AND GRANT OF EASEMENTS FOR PRIVATE DRIVES AND DRIVEWAYS DATED JANUARY 21, 2000 AND RECORDED APRIL 13, 2000 AS DOCUMENT NUMBER 00261797 FROM SOCIETY OF THE DIVINE WORD, AN ILLINOIS NOT-FOR-PROFIT CORPORATION AND AS AMENDED BY AMENDED AND RESTATED DECLARATION AND GRANT OF EASEMENTS FOR PRIVATE DRIVES AND DRIVEWAYS DATED SEPTEMBER 15, 2005 AND RECORDED SEPTEMBER 23, 2005 AS DOCUMENT NUMBER 0526639112, FOR THE PURPOSE OF ESTABLISHING CERTAIN EASEMENTS OVER, UNDER, UPON AND ALONG CERTAIN PORTIONS OF PARCEL SE-I.

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EXHIBIT "B"

Personalty

(a)All of Borrower's building materials, machinery, apparatus, equipment, fittings and fixtures, whether or not actually or constructively attached to the real property described on Exhibit "A" hereof and to the improvements now or hereafter located thereon (said real property and improvements are hereinafter referred to as the "Property"), and including all trade, domestic and ornamental fixtures, and articles of personal property of every kind and nature whatsoever now or hereafter located in, upon or under said Property or any part thereof and used or usable in connection with any present or future operation of said Property and now owned or hereafter acquired by Borrower, including, but without limiting the generality of the foregoing, all heating, air conditioning, freezing, lighting, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards; plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communications apparatus, boilers, ranges, furnaces, oil burners or units thereof; appliances; air cooling and air conditioning apparatus, vacuum cleaning systems; elevators; escalators; shades; awnings; screens; oven, ranges, surface units and disposals; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies; furniture and furnishings of the type customarily located in commercial, institutional and industrial buildings; together with all additions thereto and replacements thereof.

(b)All of Borrower's rents, security deposits, issues and profits which are now due or may hereafter become due from the Property, including, but not limited to rents, security deposits, issues and profits by reason of or in connection with the rents, leasing and bailment of said Property.

(c)All of Borrower's awards or payments, including interest thereon, and the right to receive the same, as a result of (i) the exercise of the right of eminent domain, (ii) the alteration of the grade of any street, or (iii) any other injury to, taking of: or decrease in the value of: the Property, to the extent of all amounts which may be owed by Borrower to Lender at the date of receipt of any such award or payment by Lender and of the reasonable attorney's fees, costs and disbursements incurred by Lender in connection with the collection of such award or payment.

(d)All of Borrower's documents, instruments and contract rights relating to the construction of the improvements now or hereafter located on the Property, and including without limitation, any and all construction contracts, architectural contracts, engineering contracts, plans, specifications, drawings, surveys, bonds, permits, licenses, and other governmental approvals.

(e)All proceeds from Borrower's insurance policies which in any way relate to the Property or the other property described in this Exhibit "B" and all proceeds and payments owing to the insured under such insurance policies.

(f)All of Borrower's right, title and interest in and to all sales contracts, whether now existing or executed after the date hereof, pertaining to any portion of the real property described on Exhibit "A" hereof, and any modifications thereof.

(g)All proceeds and products of any of the foregoing.

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EXHIBIT "C"

Ground Lease Provisions

A.Representations and Warranties regarding Ground Lease. LF3 and TRS warrant and represent to Lender that, as of the date of this Mortgage: (i) the Ground Lease is in full force and effect in accordance with its terms; (ii) LF3 and TRS have not waived, canceled or surrendered any of its rights under the Ground Lease; (iii) LF3 and TRS is the sole owner of, and has good and marketable title to, its leasehold estate ("Leasehold Estate") created by the Ground lease; (iv) the Leasehold Estate and the Land are free and clear of all liens, encumbrances and other matters affecting title, other than the lien of this Mortgage and the easements, restrictions and other matters listed in the schedule of exceptions to coverage in the title insurance policy issued to Lender in connection with the execution and recordation of this Mortgage and insuring Lender's interest in the Leasehold Estate; (v) there is no existing default under the Ground Lease (a "Ground Lessee Default") and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a Ground Lessee Default; and (vi) to the best of LF3'sand TRS's knowledge there is no existing default by the lessor ("Ground Lessor") under the Ground Lease (a "Ground Lessor Default") and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a Ground Lessor Default.

B.Notices under Ground Lease. LF3 and TRS shall promptly deliver to Lender, and at a minimum within ten (10) days after LF3 'S OR TRS's receipt, a true and correct copy of each notice, demand, complaint or request from the Ground Lessor under, or with respect to, the Ground Lease.

C.TRS's Obligations to Comply with Ground Lease. LF3 and TRS shall (i) pay the rent and all other sums of money clue and payable at any time and from time to time under the Ground Lease as and when such sums become clue and payable, but in any event before the expiration of any grace period provided in the Ground Lease for the payment of any such sum, and (ii) at all times fully perform observe and comply with all other terms, covenants and conditions of the Ground Lease to be performed, observed or complied with by LF3 and TRS as a sublessee under the Ground Lease. LF3 and TRS shall make all payments due under the Ground Lease on or before the date on which each such payment becomes due and payable after taking into consideration any applicable grace period, if any, provided by the Ground Lease. LF3 and TRS shall deliver evidence of the payment to Lender within ten (10) days after receipt of a written request from Lender for evidence of the payment.

D.Lender's Right to Cure LF3 and TRS Defaults. At any time after Lender receives notice of a Ground Lessee Default, (i) Lender may (but shall not be obligated to do so), make any payment, perform any obligation and take any other action LF3 or TRS would have the right to pay, perform or take under the Ground Lease which Lender deems necessary or desirable to cure the Ground Lessee Default, and (ii) Lender and its authorized agents shall have the right at any time or from time to time to enter the Leasehold Parcel and improvements thereon, or any part thereof, to such extent and as often as Lender, in its discretion, deems necessary or desirable in order to cure the Ground Lessee Default, subject to the rights of the tenants and occupants of the improvements thereon. Lender may exercise its rights under this section immediately after receipt of notice of a Ground Lessee Default and without regard to any grace period provided to LF3 or TRS in the Ground Lease to cure the Ground Lessee Default. Lender shall be fully protected for any action

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taken or omitted to be taken by Lender, in good faith, in reliance on any written notice from Ground Lessor stating that a Ground Lessee Default has occurred and is continuing even though LF3 or TRS may question or deny the existence or nature of the Ground Lessee Default. All expenditures made by Lender pursuant to this section to cure a Ground Lessee Default shall become an additional part of the Indebtedness.

E.Covenants to Protect Leasehold Estate. LF3 and TRS shall not, without the written consent of Lender (which may be given or withheld by Lender in its discretion), (i) surrender the Leasehold Estate or terminate or cancel the Ground Lease, (ii) amend, modify or change the Ground Lease, either orally or in writing, or waive any of LF3's or TRS 's rights under the Ground Lease, (iii) subordinate the Ground Lease or the Leasehold Estate to any deed to secure debt, mortgage, deed of trust or other lien on the fee title of Ground Lessor to the Leasehold Parcel and Improvements thereon, or (iv) except as otherwise provided in Section F below, reject or assume the Ground Lease or assign the Leasehold Estate pursuant to Section 365(h) of the Bankruptcy Code. LF3 and TRS absolutely and unconditionally transfer and assign to Lender all of LF3 's and TRS's rights to surrender, terminate, cancel, modify and change the Ground Lease, and any such surrender, termination, cancellation, modification or change made without the prior written consent of Lender shall be void and have no legal effect.

F.Lessee's Bankruptcy.

(a)Subject to part (b) of this Section F, LF3 and TRS assign to Lender, as additional security for the Indebtedness, their right to reject the Ground Lease under Section 265 of the Bankruptcy Code after the occurrence of a bankruptcy by TRS.

(b)If, after the occurrence of a bankruptcy by LF3 or TRS, or both, LF3 or TRS decides to reject the Ground Lease, each of LF3 and TRS shall give Lender written notice thereof at least fifteen (15) days in advance, of the date on which LF3 or TRS intends to apply to the Bankruptcy Court for authority and permission to reject the Ground Lease. Lender shall have the right, but not the obligation, within fifteen (15) days after receipt of TRS's notice, to deliver to LF3 or TRS, as applicable, a notice ("Lender's Assumption Notice") in which (i) Lender demands that LF3 or TRS, as applicable, assign the Ground Lease to Lender, or its designee, in accordance with the Bankruptcy Code, and (ii) Lender agrees to cure or provide adequate assurance of prompt cure of all Ground Lessee Defaults reasonably susceptible of being cured by Lender and of future performance under the Ground Lease. If Lender timely delivers Lender's Assumption Notice to LF3 or TRS, as applicable, then LF3 or TRS, as applicable, shall not reject the Ground Lease and shall within fifteen (15) days after receipt of Lender's notice, comply with the demand contained in clause (i) of Lender's notice. If Lender does not timely deliver Lender's Assumption Notice to LF3 or TRS, as applicable, then LF3 or TRS, as applicable, shall have the right to reject the Ground Lease.

G.Lessor's Bankruptcy.

(a)If, after the occurrence of a bankruptcy by the Ground Lessor, the Ground Lessor rejects the Ground Lease pursuant to Section 365(h) of the Bankruptcy Code (i) LF3 or TRS, as applicable, immediately after obtaining notice of the rejection, shall deliver a copy of the notice to Lender, (ii) TRS and LF3 shall not, without Lender's prior written consent (which may be given or withheld in Lender's discretion), elect to treat the Ground Lease as terminated pursuant to Section 365(h) or any other applicable provision of the Bankruptcy Code, and this Mortgage and the lien

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created by this Mortgage shall extend to and encumber LF3 's or TRS's, as applicable retained rights under the Ground Lease that are appurtenant to the Leasehold Parcel and Improvements thereon for the balance of the term of the Ground Lease and for any renewal or extension of those rights under the Ground Lease. Each of LF3 and TRS hereby transfers and assigns to Lender, as additional security for the Indebtedness, its rights, after the rejection of the Ground Lease by the Ground Lessor, to treat the Ground Lease as terminated, and any termination of the Ground Lease made by LF3 or TRS without Lender's prior written consent shall be void and have no legal effect.

(b)Each of LF3 and TRS hereby transfers and assigns to Lender, as additional security for the Indebtedness, all of its rights to damages caused by the rejection of the Ground Lease by the Ground Lessor after the occurrence of a bankruptcy by the Ground Lessor and all of TRS's and LF3 's rights to offset such damages against rent and other charges payable under the Ground Lease. As long as no Default has occurred and is continuing, Lender agrees that it will not enforce its rights under the preceding sentence, but will pe1mit LF3 or TRS, as applicable hereby to exercise such rights with Lender's prior written consent.

H.No Merger of Estates. If LF3 or TRS, as applicable acquires the estate of the Ground Lessor (the "Ground Lessor's Estate") (i) there shall be no merger between the Ground Lessor's Estate and the Leasehold Estate unless all persons, including Lender, having an interest in the Ground Lease consent in writing to the merger, and (ii) simultaneously with LF3 or TRS, as applicable acquisition the Ground Lessor's Estate, the lien of this Mortgage shall automatically, without the necessity of any further conveyance, be spread to cover the Ground Lessor's Estate and as so spread shall be prior to the lien of any deed to secure debt, mo1igage, deed of trust or other lien placed on the Ground Lessor's Estate after the date of this Mortgage. Promptly after LF3 's or TRS's acquisition of the Ground Lessor's Estate, LF3 or TRS, as applicable, at its sole cost and expense, including payment of Lender's attorneys' fees and out- of-pocket disbursements, shall execute and deliver all documents and instruments necessary to subject the Ground Lessor's Estate to the lien of this Mortgage, and shall provide to Lender a title insurance policy insuring the lien of this Mortgage as a first lien on the Ground Lessor's Estate and the Leasehold Estate. If Lender acquires the Ground Lessor's Estate and the Leasehold Estate (whether pursuant to the provisions of the Ground Lease, by foreclosure of this Mortgage, or otherwise), the Ground Lessor's Estate and the Leasehold Estate shall not merge as a result of such acquisition and shall remain separate and distinct for all purposes after such acquisition unless and until Lender shall expressly elect in writing to merge the Ground Lessor's Estate and the Leasehold Estate.

I.New Lease. If (i) the Ground Lease is cancelled or terminated for any reason before the natural expiration of its term, and (ii) Lender (or its designee) obtains from Ground Lessor a new lease in accordance with the term of the Ground Lease, neither LF3 nor TRS shall have the right, title or interest in and to the new lease or the leasehold estate created by the new lease.

J.Appointment of Lender as TRS's and LF3 's Attorney-in-Fact. TRS and LF3 each makes, constitutes and appoints Lender as its attorney-in-fact, in its name, place and stead, with full power of substitution, to take all actions and to sign all documents and instruments which Lender, in its discretion, considers to be necessary or desirable to (i) prevent or cure a Ground Lessee Default pursuant to Section D above, (ii) perform or carry out any of the LF3 's and TRS's covenants in these Sections A through J, (iii) request and obtain estoppel certificates from the Lessor under the Ground Lease, and (iv) take any other action that TRS or LF3 is entitled to take

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with respect to the Ground Lease. TRS and LF3 give and grant to Lender, as its attorney-in-fact, full power and authority to do and perform every act and sign every document and instrument necessary and proper to be done in the exercise of the foregoing power as fully as it might or could do, and TRS and each hereby ratifies and confirms all acts that Lender, as its attorney-in fact, shall lawfully do or cause to be done by virtue of this power of attorney. This power of attorney, being coupled with an interest, shall be irrevocable as long as any of the Indebtedness remains unpaid, provided, however, shall not limit any of the TRS's or LF3's rights related to the matters such power of attorney is so granted.

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